UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01241

Eaton Vance Growth Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

August 31

Date of Fiscal Year End

August 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Asian Small Companies Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Asian Small Companies Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	16 and 28

Federal Tax Information	17

Board of Trustees’ Contract Approval	29

Management and Organization	32

Important Notices	35

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Investor concerns about inflation, interest rates, debt in developed markets, Middle Eastern politics and commodity prices had a negative impact on Asian markets during the 12-month period ending August 31, 2012, despite the region’s continued strong economic fundamentals.

Markets and sectors that contributed most to the decline in the MSCI All Country Asia ex Japan Small Cap Index (the Index)2 included China, India and South Korea, as well as the materials, industrials and consumer discretionary sectors. However, Malaysia, Singapore, the Philippines and Thailand made positive contributions in absolute terms, as did the health care and financials sectors.

Within the region, the pace of economic growth in China was a key focus during the period. The Chinese market’s underperformance stemmed largely from concerns about a slowdown in its economy. The government supported liquidity by, for example, relaxing the reserve requirement ratio in December 2011 and February 2012 and cutting interest rates in June 2012. At the same time, however, it showed continued determination to cool China’s property market. Policy changes generally took the form of ‘tweaking’ rather than stimulus of the kind seen in 2008, which resulted in imbalances in the economy. Nonetheless, toward the end of a difficult 12 months, macro numbers began to emerge that suggested growth was stabilizing.

In India, policy inaction and persistent inflation weighed on the equity markets. On the latter point, however, India’s rate of inflation has moderated slightly since its post-GFC (global financial crisis) peak of 10.88% in April 2010, despite the fact that oil prices were (at period end) at a record high in Indian rupee terms. In addition, the Indian monsoon season started to gain momentum in the late summer of 2012, after a relatively slow start that saw average rainfall 22% below the “long period average.” That deficit had narrowed to about 15% by mid-August, and the geographical distribution of the rainfall had also improved — developments that should benefit the Indian economy.

Fund Performance

For the fiscal year ending August 31, 2012, the Eaton Vance Asian Small Companies Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of –2.82%, outperforming the Index. The Fund’s outperformance was supported by both asset allocation and stock selection results. In particular, stock selection in Malaysia and Taiwan and within the consumer discretionary and consumer staples sectors aided relative performance versus the Index.

Changes to the portfolio during the period included the addition of some smaller Hong Kong companies with consumer exposure, as the Hong Kong economy continued to be buoyed by Mainland Chinese visitor demand. For stock-specific reasons, we reduced the portfolio’s weighting in Malaysia and increased its weighting in Singapore, with a focus on regional domestic demand.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Performance2,3

Portfolio Manager Christopher Darling of Lloyd George Management (Hong Kong) Limited

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Class A at NAV	3/1/1999	–2.82%	–8.65%	9.33%
Class A with 5.75% Maximum Sales Charge	—	–8.38	–9.73	8.69
Class B at NAV	10/8/1999	–3.49	–9.20	8.72
Class B with 5% Maximum Sales Charge	—	–8.23	–9.44	8.72
MSCI All Country Asia ex Japan Small Cap Index	—	–9.51%	–2.05%	12.27%

% Total Annual Operating Expense Ratios[4]			Class A	Class B
Gross			2.24%	2.94%
Net			2.09	2.79

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$23,079	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Fund Profile5

Top 10 Holdings (% of net assets)[6]

OSIM International, Ltd.	4.1%
CDL Hospitality Trusts	3.9
Parkson Retail Asia, Ltd.	3.6
AEON CO. (M) Bhd	3.5
Mudajaya Group Bhd	3.5
Youyuan International Holdings, Ltd.	3.5
Padini Holdings Bhd	3.4
Jyothy Laboratories, Ltd.	3.4
Super Group, Ltd.	3.2
Godrej Consumer Products, Ltd.	3.1
Total	35.2%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI All Country Asia ex Japan Small Cap Index is an unmanaged index representing the small-cap segment of Asia, excluding Japan. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without the reimbursement, performance would have been lower.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$978.80	$10.25	**	2.06%
Class B	$1,000.00	$975.30	$13.65	**	2.75%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.80	$10.43	**	2.06%
Class B	$1,000.00	$1,011.30	$13.90	**	2.75%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Investment in Asian Small Companies Portfolio, at value (identified cost, $29,923,215)	$27,747,676
Receivable for Fund shares sold	963
Receivable from affiliates	13,018
Total assets	$27,761,657

Liabilities
Payable for Fund shares redeemed	$72,549
Payable to affiliates:
Administration fee	3,566
Distribution and service fees	10,447
Accrued expenses	26,818
Total liabilities	$113,380
Net Assets	$27,648,277

Sources of Net Assets
Paid-in capital	$38,463,606
Accumulated net realized loss from Portfolio	(8,780,496)
Accumulated undistributed net investment income	140,706
Net unrealized depreciation from Portfolio	(2,175,539)
Total	$27,648,277

Class A Shares
Net Assets	$22,223,806
Shares Outstanding	1,503,536
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.78
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.68

Class B Shares
Net Assets	$5,424,471
Shares Outstanding	371,786
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.59

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $78,448)	$1,251,886
Interest allocated from Portfolio	58
Expenses allocated from Portfolio	(434,189)
Total investment income from Portfolio	$817,755

Expenses
Administration fee	$45,876
Distribution and service fees
Class A	71,356
Class B	67,987
Trustees’ fees and expenses	500
Custodian fee	15,041
Transfer and dividend disbursing agent fees	68,825
Legal and accounting services	22,817
Printing and postage	24,752
Registration fees	34,840
Miscellaneous	9,202
Total expenses	$361,196
Deduct —
Allocation of expenses to affiliates	$122,350
Total expense reductions	$122,350

Net expenses	$238,846

Net investment income	$578,909

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$(3,337,855)
Foreign currency transactions	(114,185)
Net realized loss	$(3,452,040)
Change in unrealized appreciation (depreciation) —
Investments	$1,212,249
Foreign currency	(7,345)
Net change in unrealized appreciation (depreciation)	$1,204,904

Net realized and unrealized loss	$(2,247,136)

Net decrease in net assets from operations	$(1,668,227)

8	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$578,909	$123,706
Net realized gain (loss) from investment and foreign currency transactions	(3,452,040)	9,580,341
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,204,904	(6,044,474)
Net increase (decrease) in net assets from operations	$(1,668,227)	$3,659,573
Distributions to shareholders —
From net investment income
Class A	$(629,619)	$(1,619,297)
Class B	(117,545)	(458,938)
Total distributions to shareholders	$(747,164)	$(2,078,235)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$1,840,825	$6,497,919
Class B	120,026	1,187,179
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	489,163	1,285,396
Class B	86,285	324,659
Cost of shares redeemed
Class A	(8,607,003)	(17,307,928)
Class B	(2,024,092)	(4,485,932)
Net asset value of shares exchanged
Class A	1,406,434	250,894
Class B	(1,406,434)	(250,894)
Redemption fees	—	1,015
Net decrease in net assets from Fund share transactions	$(8,094,796)	$(12,497,692)

Net decrease in net assets	$(10,510,187)	$(10,916,354)

Net Assets
At beginning of year	$38,158,464	$49,074,818
At end of year	$27,648,277	$38,158,464

Accumulated undistributed net investment income included in net assets
At end of year	$140,706	$352,071

9	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Financial Highlights

	Class A
	Year Ended August 31,
	2012		2011		2010		2009		2008
Net asset value — Beginning of year	$15.650		$15.450		$13.840		$17.670		$36.150

Income (Loss) From Operations
Net investment income(1)	$0.298		$0.073		$0.026		$0.115		$0.468
Net realized and unrealized gain (loss)	(0.800)		0.857		2.124		(1.900)		(14.502)

Total income (loss) from operations	$(0.502)		$0.930		$2.150		$(1.785)		$(14.034)

Less Distributions
From net investment income	$(0.368)		$(0.730)		$(0.541)		$—		$(0.262)
From net realized gain	—		—		—		(2.045)		(4.187)

Total distributions	$(0.368)		$(0.730)		$(0.541)		$(2.045)		$(4.449)

Redemption fees(1)	$—		$0.000	(2)	$0.001		$0.000	(2)	$0.003

Net asset value — End of year	$14.780		$15.650		$15.450		$13.840		$17.670

Total Return(3)	(2.82)%		5.54%		15.49%		(3.82)%		(44.18)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$22,224		$28,910		$37,002		$40,429		$61,395
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.05	%(6)	1.97	%(6)	2.20	%(6)	2.66	%(6)	2.10%
Net investment income	2.10%		0.42%		0.17%		1.02%		1.58%
Portfolio Turnover of the Portfolio	55%		129%		105%		136%		38%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.40%, 0.20%, 0.11% and 0.10% of average daily net assets for the years ended August 31, 2012, 2011, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

10	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2012		2011		2010		2009		2008
Net asset value — Beginning of year	$15.390		$15.210		$13.650		$17.550		$35.930

Income (Loss) From Operations
Net investment income (loss)(1)	$0.163		$(0.046)		$(0.059)		$0.057		$0.328
Net realized and unrealized gain (loss)	(0.737)		0.848		2.085		(1.912)		(14.453)

Total income (loss) from operations	$(0.574)		$0.802		$2.026		$(1.855)		$(14.125)

Less Distributions
From net investment income	$(0.226)		$(0.622)		$(0.467)		$—		$(0.071)
From net realized gain	—		—		—		(2.045)		(4.187)

Total distributions	$(0.226)		$(0.622)		$(0.467)		$(2.045)		$(4.258)

Redemption fees(1)	$—		$0.000	(2)	$0.001		$0.000	(2)	$0.003

Net asset value — End of year	$14.590		$15.390		$15.210		$13.650		$17.550

Total Return(3)	(3.49)%		4.77%		14.86%		(4.31)%		(44.50)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,424		$9,249		$12,073		$13,157		$19,110
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.75	%(6)	2.67	%(6)	2.78	%(6)	3.20	%(6)	2.64%
Net investment income (loss)	1.17%		(0.27)%		(0.39)%		0.52%		1.14%
Portfolio Turnover of the Portfolio	55%		129%		105%		136%		38%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.40%, 0.20%, 0.11% and 0.10% of average daily net assets for the years ended August 31, 2012, 2011, 2010 and 2009, respectively). Absent this subsidy, total return would be lower.

11	See Notes to Financial Statements.

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (51.2% at August 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,683,462 and current year deferred capital losses of $3,291,796 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on August 31, 2017 ($2,930,588) and August 31, 2018 ($1,752,874). The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and are treated as realized prior to the utilization of the capital loss carryforward.

In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize its pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund’s pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into

12

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Notes to Financial Statements — continued

agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31,
	2012	2011

Distributions declared from:
Ordinary income	$747,164	$2,078,235

During the year ended August 31, 2012, accumulated net realized loss was decreased by $43,110 and accumulated undistributed net investment income was decreased by $43,110 due to differences between book and tax accounting, primarily for investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$160,005
Capital loss carryforward and deferred capital losses	$(7,975,258)
Net unrealized depreciation	$(3,000,076)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2012, the administration fee amounted to $45,876. Boston Management and Research (BMR), a subsidiary of EVM, and Lloyd George Management (Hong Kong) Limited (LGM-HK), the sub-adviser of the Portfolio, have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 2.04% and 2.74% of the Fund’s average daily net assets for Class A and Class B, respectively. This agreement may be changed or terminated after April 28, 2013. Pursuant to this agreement, BMR and LGM-HK were allocated $122,350 in total of the Fund’s operating expenses for the year ended August 31, 2012. Such reimbursement was shared equally by BMR and LGM-HK. The Portfolio has engaged BMR to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2012, EVM earned $4,484 in sub-transfer agent fees. The Fund was informed that

13

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Notes to Financial Statements — continued

Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,485 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2012. EVD also received distribution and service fees from Class A and Class B shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 amounted to $71,356 for Class A shares.

The Fund also has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class B, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class B. For the year ended August 31, 2012, the Fund paid or accrued to EVD $50,990 for Class B shares, representing 0.75% of the average daily net assets of Class B shares. At August 31, 2012, the amount of Uncovered Distribution Charges of EVD calculated under the Class B Plan was approximately $60,000.

Pursuant to the Class B Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to $16,997 for Class B shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B Plan. CDSCs received on Class B redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2012, the Fund was informed that EVD received less than $100 and approximately $9,000 of CDSCs paid by Class A and Class B shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $704,625 and $9,889,349, respectively.

14

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2012	2011

Sales	130,090	373,207
Issued to shareholders electing to receive payments of distributions in Fund shares	38,547	73,271
Redemptions	(611,432)	(1,009,200)
Exchange from Class B shares	99,108	14,778

Net decrease	(343,687)	(547,944)

	Year Ended August 31,
Class B	2012	2011

Sales	8,678	68,867
Issued to shareholders electing to receive payments of distributions in Fund shares	6,858	18,735
Redemptions	(144,367)	(265,221)
Exchange to Class A shares	(100,400)	(15,006)

Net decrease	(229,231)	(192,625)

For the year ended August 31, 2011, the Fund received $1,015 in redemption fees.

15

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Asian Small Companies Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Asian Small Companies Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2012

16

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income.  The Fund designates approximately $209,991, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  The Fund paid foreign taxes of $64,085 and recognized foreign source income of $1,330,334.

17

Asian Small Companies Portfolio

August 31, 2012

Portfolio of Investments

Common Stocks — 92.6%

Security	Shares	Value

China — 13.5%

Containers & Packaging — 5.4%
AMVIG Holdings, Ltd.	3,304,000	$1,039,253
Youyuan International Holdings, Ltd.	7,804,000	1,873,471

		$2,912,724

Electronic Equipment, Instruments & Components — 1.5%
Kingboard Laminates Holdings, Ltd.	2,075,000	$813,020

		$813,020

Gas Utilities — 1.8%
China Resources Gas Group, Ltd.	494,000	$976,611

		$976,611

Household Products — 2.1%
Vinda International Holdings, Ltd.	746,000	$1,168,252

		$1,168,252

Real Estate Management & Development — 2.3%
Perennial China Retail Trust	1,788,000	$675,163
SOHO China, Ltd.	890,000	565,725

		$1,240,888

Textiles, Apparel & Luxury Goods — 0.4%
China Lilang, Ltd.	302,000	$214,100

		$214,100

Total China (identified cost $8,884,766)		$7,325,595

Hong Kong — 9.2%

Commercial Banks — 1.3%
Dah Sing Financial Holdings Ltd.	200,000	$675,629

		$675,629

Diversified Financial Services — 2.5%
First Pacific Co., Ltd.	574,000	$619,019
Public Financial Holdings, Ltd.	1,684,000	715,107

		$1,334,126

Security	Shares	Value

Food Products — 1.6%
Biostime International Holdings, Ltd.	350,000	$868,438

		$868,438

Multiline Retail — 0.7%
AEON Stores (Hong Kong) Co., Ltd.	143,500	$397,744

		$397,744

Real Estate Management & Development — 1.3%
Hang Lung Properties, Ltd.	206,000	$704,488

		$704,488

Textiles, Apparel & Luxury Goods — 1.8%
Stella International Holdings, Ltd.	409,000	$977,158

		$977,158

Total Hong Kong (identified cost $4,756,812)		$4,957,583

India — 7.9%

Diversified Financial Services — 1.4%
Multi Commodity Exchange of India, Ltd.	35,400	$725,817

		$725,817

Household Products — 3.4%
Jyothy Laboratories, Ltd.	659,879	$1,854,253

		$1,854,253

Personal Products — 3.1%
Godrej Consumer Products, Ltd.	134,800	$1,690,265

		$1,690,265

Total India (identified cost $3,804,326)		$4,270,335

Indonesia — 4.8%

Commercial Banks — 2.0%
Bank Bukopin Tbk PT	15,941,500	$1,072,148

		$1,072,148

18	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Consumer Finance — 1.2%
Clipan Finance Indonesia Tbk PT	15,210,500	$670,950

		$670,950

Food Products — 1.6%
Mayora Indah Tbk PT	397,500	$859,822

		$859,822

Total Indonesia (identified cost $2,347,140)		$2,602,920

Malaysia — 10.4%

Construction & Engineering — 3.5%
Mudajaya Group Bhd	2,194,766	$1,881,877

		$1,881,877

Multiline Retail — 3.5%
AEON CO. (M) Bhd	578,200	$1,915,717

		$1,915,717

Specialty Retail — 3.4%
Padini Holdings Bhd	2,633,400	$1,854,809

		$1,854,809

Total Malaysia (identified cost $4,414,774)		$5,652,403

Philippines — 2.3%

Independent Power Producers & Energy Traders — 2.3%
Energy Development Corp.	8,854,300	$1,260,104

		$1,260,104

Total Philippines (identified cost $1,138,480)		$1,260,104

Singapore — 20.8%

Air Freight & Logistics — 1.4%
Singapore Post, Ltd.	869,000	$753,477

		$753,477

Security	Shares	Value

Consumer Finance — 1.8%
Hong Leong Finance, Ltd.	508,000	$983,143

		$983,143

Food Products — 3.2%
Super Group, Ltd.	1,078,000	$1,746,132

		$1,746,132

IT Services — 1.4%
CSE Global, Ltd.	1,127,000	$752,341

		$752,341

Multiline Retail — 3.6%
Parkson Retail Asia, Ltd.(1)	1,549,000	$1,931,510

		$1,931,510

Real Estate Investment Trusts (REITs) — 3.9%
CDL Hospitality Trusts	1,280,000	$2,086,366

		$2,086,366

Specialty Retail — 4.1%
OSIM International, Ltd.	2,184,000	$2,223,412

		$2,223,412

Wireless Telecommunication Services — 1.4%
StarHub, Ltd.	268,000	$777,291

		$777,291

Total Singapore (identified cost $9,829,360)		$11,253,672

South Korea — 3.0%

Commercial Banks — 1.4%
BS Financial Group, Inc.	73,760	$771,295

		$771,295

Internet & Catalog Retail — 1.6%
CJ O Shopping Co., Ltd.	4,571	$876,881

		$876,881

Total South Korea (identified cost $1,667,067)		$1,648,176

19	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Taiwan — 12.2%

Computers & Peripherals — 2.0%
Simplo Technology Co., Ltd.	181,100	$1,078,376

		$1,078,376

Health Care Equipment & Supplies — 5.9%
Pacific Hospital Supply Co., Ltd.	550,000	$1,513,848
St. Shine Optical Co., Ltd.	141,000	1,675,385

		$3,189,233

Leisure Equipment & Products — 1.4%
Giant Manufacturing Co., Ltd.	148,000	$749,925

		$749,925

Semiconductors & Semiconductor Equipment — 2.9%
Radiant Opto-Electronics Corp.	373,187	$1,610,635

		$1,610,635

Total Taiwan (identified cost $5,903,064)		$6,628,169

Thailand — 8.5%

Insurance — 2.6%
Bangkok Life Assurance PCL(2)	431,500	$612,925
Thai Reinsurance PCL(2)	6,255,300	798,444

		$1,411,369

Media — 1.0%
Major Cineplex Group PCL(2)	981,200	$538,675

		$538,675

Real Estate Management & Development — 4.9%
Pruksa Real Estate PCL(2)	2,428,400	$1,318,819
Ticon Industrial Connection PCL(2)	3,150,800	1,308,073

		$2,626,892

Total Thailand (identified cost $3,870,955)		$4,576,936

Total Common Stocks (identified cost $46,616,744)		$50,175,893

Rights — 0.1%

Security	Shares	Value

Real Estate Management & Development — 0.1%
Ticon Industrial Connection PCL, Exp. 10/26/12(1)	433,075	$41,462

Total Rights (identified cost $0)		$41,462

Short-Term Investments — 4.3%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/4/12	$2,352	$2,351,801

Total Short-Term Investments (identified cost $2,351,801)		$2,351,801

Total Investments — 97.0% (identified cost $48,968,545)		$52,569,156

Other Assets, Less Liabilities — 3.0%		$1,631,079

Net Assets — 100.0%		$54,200,235

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PCL	–	Public Company Ltd.

(1)	Non-income producing security.

(2)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

20	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Investments, at value (identified cost, $48,968,545)	$52,569,156
Foreign currency, at value (identified cost, $267,645)	267,786
Dividends and interest receivable	723,304
Receivable for investments sold	766,070
Receivable for foreign taxes	79,025
Total assets	$54,405,341

Liabilities
Payable for investments purchased	$110,104
Payable to affiliate:
Investment adviser fee	54,095
Accrued expenses	40,907
Total liabilities	$205,106
Net Assets applicable to investors’ interest in Portfolio	$54,200,235

Sources of Net Assets
Investors’ capital	$50,618,631
Net unrealized appreciation	3,581,604
Total	$54,200,235

21	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends (net of foreign taxes, $171,876)	$2,687,296
Interest	133
Total investment income	$2,687,429

Expenses
Investment adviser fee	$759,420
Trustees’ fees and expenses	3,046
Custodian fee	130,077
Legal and accounting services	64,858
Stock dividend tax	4,863
Miscellaneous	11,468
Total expenses	$973,732

Net investment income	$1,713,697

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(6,868,073)
Foreign currency transactions	(255,832)
Net realized loss	$(7,123,905)
Change in unrealized appreciation (depreciation) —
Investments	$2,585,144
Foreign currency	(16,594)
Net change in unrealized appreciation (depreciation)	$2,568,550

Net realized and unrealized loss	$(4,555,355)

Net decrease in net assets from operations	$(2,841,658)

22	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2012	Year Ended August 31, 2011
From operations —
Net investment income	$1,713,697	$1,422,300
Net realized gain (loss) from investment and foreign currency transactions	(7,123,905)	25,481,936
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,568,550	(15,566,854)
Net increase (decrease) in net assets from operations	$(2,841,658)	$11,337,382
Capital transactions —
Contributions	$1,104,626	$2,684,629
Withdrawals	(29,457,685)	(53,912,783)
Net decrease in net assets from capital transactions	$(28,353,059)	$(51,228,154)

Net decrease in net assets	$(31,194,717)	$(39,890,772)

Net Assets
At beginning of year	$85,394,952	$125,285,724
At end of year	$54,200,235	$85,394,952

23	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Supplementary Data

	Year Ended August 31,
Ratios/Supplemental Data	2012	2011	2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	1.41%	1.26%	1.29%	1.40%	1.22%
Net investment income	2.49%	1.11%	1.10%	2.24%	2.39%
Portfolio Turnover	55%	129%	105%	136%	38%

Total Return	(2.19)%	6.28%	16.53%	(2.59)%	(43.66)%

Net assets, end of year (000’s omitted)	$54,200	$85,395	$125,286	$127,493	$157,292

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

24	See Notes to Financial Statements.

Asian Small Companies Portfolio

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2012, Eaton Vance Asian Small Companies Fund held a 51.2% interest in the Portfolio. In addition, an unregistered fund advised by the sub-adviser to the Portfolio held a 48.8% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of August 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

25

Asian Small Companies Portfolio

August 31, 2012

Notes to Financial Statements — continued

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.10% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK) a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended August 31, 2012, the investment adviser fee amounted to $759,420 or 1.10% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $36,459,934 and $62,525,958, respectively, for the year ended August 31, 2012.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$49,291,252

Gross unrealized appreciation	$7,191,585
Gross unrealized depreciation	(3,913,681)

Net unrealized appreciation	$3,277,904

The net unrealized depreciation on foreign currency transactions at August 31, 2012 on a federal income tax basis was $19,007.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2012.

26

Asian Small Companies Portfolio

August 31, 2012

Notes to Financial Statements — continued

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks	$—	$50,175,893	(1)(2)	$—	$50,175,893
Rights	—	41,462	(1)	—	41,462
Short-Term Investments	—	2,351,801		—	2,351,801

Total Investments	$—	$52,569,156		$—	$52,569,156

(1)	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

(2)

Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of August 31, 2011 whose fair value was determined using Level 3 inputs. At August 31, 2012, investments having a value of $1,233,731 at August 31, 2011 were transferred from Level 1 to Level 2 during the year then ended. The change in the level designation within the fair value hierarchy was due to an increase in the coverage of foreign equity securities provided by the Portfolio’s fair valuation pricing service as discussed in Note 1A.

27

Asian Small Companies Portfolio

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Asian Small Companies Portfolio:

We have audited the accompanying statement of assets and liabilities of Asian Small Companies Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Asian Small Companies Portfolio as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 19, 2012

28

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

29

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Asian Small Companies Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Asian Small Companies Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”), and the sub-advisory agreement with Lloyd George Management (Hong Kong) Limited (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities may include supervising Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

30

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider as well as a customized peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

31

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) and Asian Small Companies Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “LGM” refers to LGM (Bermuda) Limited (formerly, Lloyd George Management (B.V.I.) Limited), “Lloyd George” refers to Lloyd George Investment Management (Bermuda) Limited and “LGM-HK” refers to Lloyd George Management (Hong Kong) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Lloyd George and LGM-HK are wholly-owned subsidiaries of LGM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 180 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

32

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Hon. Robert Lloyd George(2) 1952	President of the Portfolio	Since 1996	Investment Chairman of LGM, Lloyd George and LGM-HK. Formerly, Chairman and Chief Executive Officer of LGM and Lloyd George.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

33

Eaton Vance

Asian Small Companies Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	The business address for Mr. Lloyd George is Suite 3808, One Exchange Square, Central, Hong Kong.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

35

This Page Intentionally Left Blank

Investment Adviser of Asian Small Companies Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser of Asian Small Companies Portfolio

Lloyd George Management (Hong Kong) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator of Eaton Vance Asian Small Companies Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

405-10/12	ASSRC

Eaton Vance Greater China Growth Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Greater China Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Board of Trustees’ Contract Approval	25

Management and Organization	28

Important Notices	30

Eaton Vance

Greater China Growth Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ending August 31, 2012 was a difficult period for the Greater China region. The Fund’s benchmark, the MSCI Golden Dragon Index (the Index),2 underperformed many of the major global and regional market indices, including the MSCI All Country World Index, the MSCI North America Index and the MSCI All Country Asia ex Japan Small Cap Index. Within the three markets represented in the benchmark, the MSCI China Index had the worst performance, while the best of the three, the MSCI Hong Kong Index, was virtually flat for the period. In sector terms, the defensive utilities, telecommunications and health care segments were the top performers, while materials and consumer discretionary suffered double-digit declines.

China’s underperformance stemmed largely from concerns about a slowdown in its economy. The Chinese government supported liquidity by, for example, relaxing the reserve requirement ratio in December 2011 and February 2012 and cutting interest rates in June 2012. At the same time, however, it showed continued determination to cool China’s property market. Policy changes generally took the form of ‘tweaking’ rather than stimulus of the kind seen in 2008, which resulted in imbalances in the economy. Nonetheless, toward the end of a difficult 12 months, macro numbers began to emerge that suggested growth was stabilizing.

In Hong Kong, the real estate sector was volatile amid policy uncertainty. Concerns had been expressed that Hong Kong’s new chief executive, C.Y. Leung, might adopt a less favorable stance toward the property sector, although such fears have eased recently. Meanwhile, Hong Kong’s retail sector fluctuated with mainland Chinese tourist spending.

The export-driven Taiwanese market was negatively impacted by global macroeconomic conditions. On the political front, however, the election victory of the KMT in January 2012 was perceived as positive for business, as President Ma is regarded as a proponent of improved cross-strait relations, political stability and economic development.

Fund Performance

For the fiscal year ending August 31, 2012, the Eaton Vance Greater China Growth Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of –9.20%, underperforming the Index. Fund performance was restrained by a number of consumer discretionary stocks that lagged due to the uncertain outlook for growth and reduced discretionary spending in the region. Yet, we continued to see long-term opportunities in consumer discretionary and therefore maintained our overweight position in the sector as of period end.

As of period end, we did make certain changes to the portfolio to reflect a more difficult environment. For example, we reduced the Fund’s overall relative weighting in China, notably by moving to a zero weighting in the materials sector. In addition, we raised the Fund’s Hong Kong position to an overweight.

Throughout the period, we maintained our focus on companies that we believe can grow despite the more challenging macroeconomic environment both globally and in the Greater China region. We expect quality to continue to prevail in this upcoming earnings season, as stronger companies may demonstrate the ability to manage potentially lower revenue growth against relatively resilient operating costs.

As of the end of the 12-month period, we held a balance of growth companies trading at reasonable prices, defensive-oriented growth companies and cyclicals that we believe can offer operating leverage should industry fundamentals turn.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Greater China Growth Fund

August 31, 2012

Performance2,3

Portfolio Manager Pamela Chan of Lloyd George Management (Hong Kong) Limited

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	10/28/1992	–9.20%	–4.85%	12.00%	—
Class A with 5.75% Maximum Sales Charge	—	–14.41	–5.97	11.34	—
Class B at NAV	6/7/1993	–9.83	–5.41	11.38	—
Class B with 5% Maximum Sales Charge	—	–13.98	–5.65	11.38	—
Class C at NAV	12/28/1993	–9.82	–5.41	11.35	—
Class C with 1% Maximum Sales Charge	—	–10.65	–5.41	11.35	—
Class I at NAV	10/1/2009	–8.93	—	—	–1.07%
MSCI Golden Dragon Index	—	–5.30%	–1.77%	10.46%	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
Gross		1.97%	2.67%	2.67%	1.67%
Net		1.95	2.65	2.65	1.65

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$29,404	N.A.
Class C	8/31/02	$29,331	N.A.
Class I	10/1/09	$9,691	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Greater China Growth Fund

August 31, 2012

Fund Profile

Top 10 Holdings (% of net assets)5

Taiwan Semiconductor Manufacturing Co., Ltd.	7.2%
China Mobile, Ltd.	5.8
Industrial & Commercial Bank of China, Ltd., Class H	3.9
Tencent Holdings, Ltd.	3.7
CNOOC, Ltd.	3.5
AIA Group, Ltd.	3.3
China Construction Bank Corp., Class H	3.1
PetroChina Co., Ltd., Class H	2.8
Cheung Kong (Holdings), Ltd.	2.6
Chinatrust Financial Holding Co., Ltd.	2.5
Total	38.4%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Greater China Growth Fund

August 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI All Country World Index is an unmanaged free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI North America Index is an unmanaged free float-adjusted market capitalization-weighted index designed to measure the equity market performance of North America. MSCI All Country Asia ex Japan Small Cap Index is an unmanaged index representing the small-cap segment of Asia, excluding Japan. MSCI China Index is an unmanaged index designed to measure the performance of Chinese stocks. MSCI Hong Kong Index is an unmanaged index designed to measure the performance of Hong Kong’s equity market. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/28/13. Without the reimbursement, performance would have been lower.

[5]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Greater China Growth Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$914.00	$9.38	**	1.95%
Class B	$1,000.00	$910.70	$12.73	**	2.65%
Class C	$1,000.00	$911.00	$12.73	**	2.65%
Class I	$1,000.00	$915.20	$7.94	**	1.65%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,015.30	$9.88	**	1.95%
Class B	$1,000.00	$1,011.80	$13.40	**	2.65%
Class C	$1,000.00	$1,011.80	$13.40	**	2.65%
Class I	$1,000.00	$1,016.80	$8.36	**	1.65%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012. The Example reflects the expenses of both the Fund and the Portfolio for the period while the Fund was making investments directly in the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Greater China Growth Fund

August 31, 2012

Portfolio of Investments

Common Stocks — 98.4%

Security	Shares	Value

China — 47.2%

Automobiles — 1.6%
Dongfeng Motor Group Co., Ltd., Class H	1,638,000	$2,136,833

		$2,136,833

Commercial Banks — 7.0%
China Construction Bank Corp., Class H	6,501,110	$4,288,180
Industrial & Commercial Bank of China, Ltd., Class H	9,694,000	5,293,229

		$9,581,409

Communications Equipment — 1.7%
AAC Technologies Holdings, Inc.	681,500	$2,332,146

		$2,332,146

Computers & Peripherals — 1.9%
Lenovo Group, Ltd.	3,160,000	$2,580,565

		$2,580,565

Distributors — 0.2%
Dah Chong Hong Holdings, Ltd.	258,000	$235,230

		$235,230

Diversified Consumer Services — 1.2%
New Oriental Education & Technology Group, Inc. ADR	112,900	$1,569,310

		$1,569,310

Electronic Equipment, Instruments & Components — 1.3%
Digital China Holdings, Ltd.	1,138,000	$1,836,462

		$1,836,462

Energy Equipment & Services — 0.9%
China Oilfield Services, Ltd., Class H	744,000	$1,193,052

		$1,193,052

Food Products — 1.6%
Want Want China Holdings, Ltd.	1,744,000	$2,172,290

		$2,172,290

Security	Shares	Value

Insurance — 3.7%
China Pacific Insurance (Group) Co., Ltd., Class H	909,800	$2,716,704
Ping An Insurance (Group) Co. of China, Ltd., Class H	331,000	2,403,059

		$5,119,763

Internet Software & Services — 4.7%
Baidu, Inc. ADR(1)	11,800	$1,314,992
Tencent Holdings, Ltd.	165,900	5,080,740

		$6,395,732

Multiline Retail — 1.1%
Golden Eagle Retail Group, Ltd.	829,000	$1,533,031

		$1,533,031

Oil, Gas & Consumable Fuels — 8.2%
China Shenhua Energy Co., Ltd., Class H	430,500	$1,577,514
CNOOC, Ltd.	2,517,000	4,820,501
Kunlun Energy Co., Ltd.	610,000	1,047,686
PetroChina Co., Ltd., Class H	3,114,000	3,775,043

		$11,220,744

Real Estate Management & Development — 3.0%
China Overseas Land & Investment, Ltd.	684,000	$1,550,688
Longfor Properties Co., Ltd.	1,768,000	2,560,690

		$4,111,378

Specialty Retail — 2.1%
Belle International Holdings, Ltd.	1,603,000	$2,899,730

		$2,899,730

Textiles, Apparel & Luxury Goods — 1.2%
Daphne International Holdings, Ltd.	1,682,000	$1,683,760

		$1,683,760

Wireless Telecommunication Services — 5.8%
China Mobile, Ltd.	734,500	$7,861,882

		$7,861,882

Total China (identified cost $64,882,251)		$64,463,317

7	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Hong Kong — 25.2%

Commercial Banks — 2.2%
BOC Hong Kong (Holdings), Ltd.	961,500	$3,057,471

		$3,057,471

Communications Equipment — 1.2%
VTech Holdings, Ltd.	133,300	$1,632,420

		$1,632,420

Distributors — 1.6%
Li & Fung, Ltd.	1,292,000	$2,104,236

		$2,104,236

Hotels, Restaurants & Leisure — 2.9%
Sands China, Ltd.	635,200	$2,261,672
SJM Holdings, Ltd.	819,000	1,743,500

		$4,005,172

Household Durables — 2.1%
Techtronic Industries Co., Ltd.	1,899,500	$2,893,213

		$2,893,213

Industrial Conglomerates — 2.3%
Hutchison Whampoa, Ltd.	357,000	$3,148,557

		$3,148,557

Insurance — 3.3%
AIA Group, Ltd.	1,316,000	$4,548,353

		$4,548,353

Multiline Retail — 1.0%
Lifestyle International Holdings, Ltd.	629,000	$1,391,036

		$1,391,036

Real Estate Management & Development — 6.5%
Cheung Kong (Holdings), Ltd.	255,000	$3,488,225
Swire Pacific, Ltd., Class A	21,000	249,377
Swire Properties, Ltd.	909,800	2,608,528
Wharf (Holdings), Ltd. (The)	409,000	2,537,892

		$8,884,022

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.0%
ASM Pacific Technology, Ltd.	117,500	$1,321,128

		$1,321,128

Textiles, Apparel & Luxury Goods — 1.1%
Stella International Holdings, Ltd.	611,500	$1,460,959

		$1,460,959

Total Hong Kong (identified cost $31,949,601)		$34,446,567

Luxembourg — 0.9%

Specialty Retail — 0.9%
L’Occitane International SA	473,500	$1,211,506

		$1,211,506

Total Luxembourg (identified cost $1,252,090)		$1,211,506

Singapore — 3.5%

Industrial Conglomerates — 1.9%
Jardine Matheson Holdings, Ltd.	48,000	$2,586,969

		$2,586,969

Real Estate Management & Development — 1.6%
Hongkong Land Holdings, Ltd.	362,000	$2,211,792

		$2,211,792

Total Singapore (identified cost $4,484,900)		$4,798,761

Taiwan — 21.6%

Commercial Banks — 2.5%
Chinatrust Financial Holding Co., Ltd.	5,757,073	$3,462,267

		$3,462,267

Computers & Peripherals — 2.2%
Asustek Computer, Inc.	115,000	$1,153,852
Quanta Computer, Inc.	701,000	1,819,086

		$2,972,938

8	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering — 1.1%
CTCI Corp.	751,000	$1,424,928

		$1,424,928

Electronic Equipment, Instruments & Components — 3.2%
Delta Electronics, Inc.	690,000	$2,362,031
Hon Hai Precision Industry Co., Ltd.	704,138	2,004,296

		$4,366,327

Health Care Equipment & Supplies — 1.2%
St. Shine Optical Co., Ltd.	141,000	$1,675,384

		$1,675,384

Semiconductors & Semiconductor Equipment — 8.9%
Advanced Semiconductor Engineering, Inc.	990,551	$745,712
MediaTek, Inc.	151,000	1,620,576
Taiwan Semiconductor Manufacturing Co., Ltd.	3,490,839	9,776,492

		$12,142,780

Wireless Telecommunication Services — 2.5%
Far EasTone Telecommunications Co., Ltd.	775,000	$1,917,706
Taiwan Mobile Co., Ltd.	410,600	1,522,925

		$3,440,631

Total Taiwan (identified cost $26,835,194)		$29,485,255

Total Common Stocks — 98.4% (identified cost $129,404,036)		$134,405,406

Short-Term Investments — 0.5%

Description	Principal Amount (000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 9/4/12	$743	$743,177

Total Short-Term Investments (identified cost $743,177)		$743,177

Total Investments — 98.9% (identified cost $130,147,213)		$135,148,583

Other Assets, Less Liabilities — 1.1%		$1,514,814

Net Assets — 100.0%		$136,663,397

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	Non-income producing security.

9	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Investments, at value (identified cost, $130,147,213)	$135,148,583
Foreign currency, at value (identified cost, $1,798,587)	1,799,484
Dividends receivable	304,338
Receivable for Fund shares sold	10,061
Receivable from affiliates	32,604
Total assets	$137,295,070

Liabilities
Payable for Fund shares redeemed	$320,375
Payable to affiliates:
Investment adviser fee	129,741
Administration fee	17,692
Distribution and service fees	56,485
Accrued expenses	107,380
Total liabilities	$631,673
Net Assets	$136,663,397

Sources of Net Assets
Paid-in capital	$148,582,112
Accumulated net realized loss	(17,002,293)
Accumulated undistributed net investment income	81,246
Net unrealized appreciation	5,002,332
Total	$136,663,397

Class A Shares
Net Assets	$91,464,565
Shares Outstanding	5,737,368
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.94
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.91

Class B Shares
Net Assets	$13,897,814
Shares Outstanding	896,105
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.51

Class C Shares
Net Assets	$23,947,049
Shares Outstanding	1,549,058
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.46

Class I Shares
Net Assets	$7,353,969
Shares Outstanding	460,232
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.98

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends (net of foreign taxes, $41,858)	$396,598
Dividends allocated from Portfolio (net of foreign taxes, $301,135)	3,814,677
Interest	3
Interest allocated from Portfolio	25
Miscellaneous income	7,551
Expenses allocated from Portfolio (including stock dividend tax of $70,291)	(1,863,348)
Total investment income	$2,355,506

Expenses
Investment adviser fee	$129,741
Administration fee	232,398
Distribution and service fees
Class A	303,310
Class B	169,368
Class C	284,933
Trustees’ fees and expenses	500
Custodian fee	40,327
Transfer and dividend disbursing agent fees	325,345
Legal and accounting services	74,324
Printing and postage	49,914
Registration fees	51,419
Miscellaneous	17,905
Total expenses	$1,679,484
Deduct —
Allocation of expenses to affiliates	$159,435
Total expense reductions	$159,435

Net expenses	$1,520,049

Net investment income	$835,457

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,783,906)
Investment transactions allocated from Portfolio	(15,624,807)
Foreign currency transactions	4,321
Foreign currency transactions allocated from Portfolio	(59,123)
Net realized loss	$(17,463,515)
Change in unrealized appreciation (depreciation) —
Investments	$3,125,983
Investments allocated from Portfolio	(4,306,134)
Foreign currency	(1,340)
Foreign currency allocated from Portfolio	3,122
Net change in unrealized appreciation (depreciation)	$(1,178,369)

Net realized and unrealized loss	$(18,641,884)

Net decrease in net assets from operations	$(17,806,427)

11	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$835,457	$969,273
Net realized gain (loss) from investment and foreign currency transactions	(17,463,515)	24,953,765
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,178,369)	(16,557,529)
Net increase (decrease) in net assets from operations	$(17,806,427)	$9,365,509
Distributions to shareholders —
From net investment income
Class A	$(1,848,870)	$—
Class B	(170,393)	—
Class C	(291,300)	—
Class I	(198,613)	—
From net realized gain
Class A	(6,547,127)	(18,617,204)
Class B	(1,187,527)	(3,428,366)
Class C	(1,952,044)	(5,334,412)
Class I	(578,199)	(1,033,712)
Total distributions to shareholders	$(12,774,073)	$(28,413,694)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,037,761	$12,572,954
Class B	651,091	1,820,725
Class C	2,703,347	4,915,055
Class I	2,235,920	5,249,676
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,052,549	15,608,873
Class B	1,150,803	2,881,329
Class C	1,673,883	3,876,713
Class I	627,593	727,677
Cost of shares redeemed
Class A	(25,795,346)	(44,375,297)
Class B	(4,082,094)	(6,975,005)
Class C	(10,114,475)	(13,258,765)
Class I	(3,230,428)	(3,092,911)
Net asset value of shares exchanged
Class A	2,000,768	2,032,805
Class B	(2,000,768)	(2,032,805)
Redemption fees	—	1,350
Net decrease in net assets from Fund share transactions	$(22,089,396)	$(20,047,626)

Net decrease in net assets	$(52,669,896)	$(39,095,811)

Net Assets
At beginning of year	$189,333,293	$228,429,104
At end of year	$136,663,397	$189,333,293

Accumulated undistributed net investment income included in net assets
At end of year	$81,246	$1,770,725

12	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Financial Highlights

	Class A
	Year Ended August 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$19.220		$21.090		$19.280		$23.310	$32.700

Income (Loss) From Operations
Net investment income (loss)(1)	$0.124		$0.132	(2)	$(0.015)		$0.164	$(0.090)
Net realized and unrealized gain (loss)	(1.975)		0.691		2.199		(1.265)	(7.353)

Total income (loss) from operations	$(1.851)		$0.823		$2.184		$(1.101)	$(7.443)

Less Distributions
From net investment income	$(0.315)		$—		$(0.099)		$—	$—
From net realized gain	(1.114)		(2.693)		(0.276)		(2.932)	(1.956)

Total distributions	$(1.429)		$(2.693)		$(0.375)		$(2.932)	$(1.956)

Redemption fees(1)	$—		$0.000	(3)	$0.001		$0.003	$0.009

Net asset value — End of year	$15.940		$19.220		$21.090		$19.280	$23.310

Total Return(4)	(9.20)%		2.76%		11.19%		(0.09)%	(24.79)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$91,465		$123,108		$149,279		$157,461	$187,994
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.00	%(7)	1.85	%(7)	2.17	%(7)	2.32%	2.12%
Net investment income (loss)	0.75%		0.61	%(2)	(0.07)%		0.99%	(0.29)%
Portfolio Turnover of the Portfolio(8)	43	%(9)	78%		58%		62%	48%
Portfolio Turnover of the Fund	4	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$18.690		$20.700		$18.970		$23.110	$32.580

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.006)		$(0.023	)(2)	$(0.133)		$0.081	$(0.240)
Net realized and unrealized gain (loss)	(1.900)		0.706		2.154		(1.292)	(7.283)

Total income (loss) from operations	$(1.906)		$0.683		$2.021		$(1.211)	$(7.523)

Less Distributions
From net investment income	$(0.160)		$—		$(0.016)		$—	$—
From net realized gain	(1.114)		(2.693)		(0.276)		(2.932)	(1.956)

Total distributions	$(1.274)		$(2.693)		$(0.292)		$(2.932)	$(1.956)

Redemption fees(1)	$—		$0.000	(3)	$0.001		$0.003	$0.009

Net asset value — End of year	$15.510		$18.690		$20.700		$18.970	$23.110

Total Return(4)	(9.83)%		1.98%		10.63%		(0.63)%	(25.13)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$13,898		$21,609		$28,172		$29,580	$33,850
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.70	%(7)	2.55	%(7)	2.72	%(7)	2.82%	2.62%
Net investment income (loss)	(0.04)%		(0.11	)%(2)	(0.64)%		0.49%	(0.78)%
Portfolio Turnover of the Portfolio(8)	43	%(9)	78%		58%		62%	48%
Portfolio Turnover of the Fund	4	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.39)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2012		2011		2010		2009	2008
Net asset value — Beginning of year	$18.640		$20.650		$18.930		$23.070	$32.520

Income (Loss) From Operations
Net investment income (loss)(1)	$0.001		$(0.016	)(2)	$(0.135)		$0.081	$(0.245)
Net realized and unrealized gain (loss)	(1.901)		0.699		2.147		(1.292)	(7.258)

Total income (loss) from operations	$(1.900)		$0.683		$2.012		$(1.211)	$(7.503)

Less Distributions
From net investment income	$(0.166)		$—		$(0.017)		$—	$—
From net realized gain	(1.114)		(2.693)		(0.276)		(2.932)	(1.956)

Total distributions	$(1.280)		$(2.693)		$(0.293)		$(2.932)	$(1.956)

Redemption fees(1)	$—		$0.000	(3)	$0.001		$0.003	$0.009

Net asset value — End of year	$15.460		$18.640		$20.650		$18.930	$23.070

Total Return(4)	(9.82)%		1.98%		10.61%		(0.63)%	(25.12)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$23,947		$35,331		$43,522		$47,957	$53,948
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.70	%(7)	2.55	%(7)	2.72	%(7)	2.82%	2.62%
Net investment income (loss)	0.01%		(0.08	)%(2)	(0.65)%		0.49%	(0.80)%
Portfolio Turnover of the Portfolio(8)	43	%(9)	78%		58%		62%	48%
Portfolio Turnover of the Fund	4	%(9)(10)	—		—		—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.37)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2012, 2011 and 2010, respectively). Absent this subsidy, total return would be lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Financial Highlights — continued

	Class I
	Year Ended August 31,				Period Ended August 31, 2010(1)
	2012		2011
Net asset value — Beginning of period	$19.290		$21.090		$20.860

Income (Loss) From Operations
Net investment income(2)	$0.170		$0.237	(3)	$0.139
Net realized and unrealized gain (loss)	(1.983)		0.656		0.557

Total income (loss) from operations	$(1.813)		$0.893		$0.696

Less Distributions
From net investment income	$(0.383)		$—		$(0.191)
From net realized gain	(1.114)		(2.693)		(0.276)

Total distributions	$(1.497)		$(2.693)		$(0.467)

Redemption fees(2)	$—		$0.000	(4)	$0.001

Net asset value — End of period	$15.980		$19.290		$21.090

Total Return(5)	(8.93)%		3.07%		3.24	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,354		$9,286		$7,457
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.69	%(10)	1.56	%(10)	1.72	%(9)(10)
Net investment income	1.02%		1.10	%(3)	0.72	%(9)
Portfolio Turnover of the Portfolio(12)	43	%(6)	78%		58	%(11)
Portfolio Turnover of the Fund	4	%(6)(13)	—		—

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.061 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 0.81%.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.10%, 0.09% and 0.03% of average daily net assets for the years ended August 31, 2012 and 2011 and the period ended August 31, 2010, respectively). Absent this subsidy, total return would be lower.

(11)	For the Portfolio’s year ended August 31, 2010.

(12)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(13)	For the period from August 1, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. Prior to August 1, 2012, the Fund invested all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on July 31, 2012, the Fund received its pro-rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio. As of August 1, 2012, the Fund invests directly in securities. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to August 1, 2012, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

D Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $17,388,235 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

17

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements — continued

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A and Class I shares are no longer subject to a redemption fee.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31,
	2012	2011

Distributions declared from:
Ordinary income	$2,509,176	$—
Long-term capital gains	$10,264,897	$28,413,694

18

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements — continued

During the year ended August 31, 2012, accumulated net realized loss was decreased by $6,518,721, accumulated undistributed net investment income was decreased by $15,760 and paid-in capital was decreased by $6,502,961 due to expired capital loss carryforwards for excise tax purposes and differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$592,640
Deferred capital losses	$(17,388,235)
Net unrealized appreciation	$4,876,880

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and investments in PFICs.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.10% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Lloyd George Management (Hong Kong) Limited (LGM-HK), a portion of its adviser fee for sub-advisory services provided to the Fund. Prior to August 1, 2012, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended August 31, 2012, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $1,578,575 and the adviser fee paid by the Fund amounted to $129,741. For the year ended August 31, 2012, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 1.10% of the Fund’s average daily net assets.

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended August 31, 2012, the administration fee amounted to $232,398.

BMR and LGM-HK have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.95%, 2.65%, 2.65% and 1.65% of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 28, 2013. Pursuant to this agreement, BMR and LGM-HK were allocated $159,435 in total of the Fund’s operating expenses for the year ended August 31, 2012. Such reimbursement was shared equally by BMR and LGM-HK.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2012, EVM earned $21,749 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,364 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 amounted to $303,310 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of

19

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements — continued

contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2012, the Fund paid or accrued to EVD $127,026 and $213,700 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,908,000 and $15,824,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to $42,342 and $71,233 for Class B and Class C shares, respectively.

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2012, the Fund was informed that EVD received approximately $2,000, $43,000 and $2,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6 Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from September 1, 2011 through July 31, 2012 aggregated $68,014,926 and $97,727,181, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of assets from the Portfolio, for the period from August 1, 2012 through August 31, 2012 aggregated $5,004,784 and $8,406,232, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from September 1, 2011 through July 31, 2012 were $897,032 and $172,571,751, respectively. Included in decreases is $138,481,077, representing the Fund’s interest in the Portfolio as of the close of business on July 31, 2012, which was exchanged for cash and securities of the Portfolio on that date having the same fair value. The Fund’s cost of its investment in the Portfolio on such date of $136,603,388 was carried forward to the assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2012	2011

Sales	309,199	567,054
Issued to shareholders electing to receive payments of distributions in Fund shares	468,297	736,268
Redemptions	(1,565,865)	(2,070,328)
Exchange from Class B shares	120,663	92,563

Net decrease	(667,706)	(674,443)

20

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements — continued

	Year Ended August 31,
Class B	2012	2011

Sales	39,792	84,088
Issued to shareholders electing to receive payments of distributions in Fund shares	78,180	139,127
Redemptions	(254,407)	(333,100)
Exchange to Class A shares	(123,808)	(94,754)

Net decrease	(260,243)	(204,639)

	Year Ended August 31,
Class C	2012	2011

Sales	171,725	231,606
Issued to shareholders electing to receive payments of distributions in Fund shares	114,102	187,643
Redemptions	(632,248)	(631,065)

Net decrease	(346,421)	(211,816)

	Year Ended August 31,
Class I	2012	2011

Sales	133,453	240,012
Issued to shareholders electing to receive payments of distributions in Fund shares	41,645	34,276
Redemptions	(196,362)	(146,397)

Net increase (decrease)	(21,264)	127,891

For the year ended August 31, 2011, the Fund received $1,350 in redemption fees.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$130,272,665

Gross unrealized appreciation	$16,827,861
Gross unrealized depreciation	(11,951,943)

Net unrealized appreciation	$4,875,918

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers

21

Eaton Vance

Greater China Growth Fund

August 31, 2012

Notes to Financial Statements — continued

(particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,569,310	$21,554,706		$—	$23,124,016
Consumer Staples	—	2,172,290		—	2,172,290
Energy	—	12,413,796		—	12,413,796
Financials	—	40,976,455		—	40,976,455
Health Care	—	1,675,384		—	1,675,384
Industrials	—	7,160,454		—	7,160,454
Information Technology	1,314,992	34,265,506		—	35,580,498
Telecommunication Services	—	11,302,513		—	11,302,513

Total Common Stocks	$2,884,302	$131,521,104	*	$—	$134,405,406

Short-Term Investments	$—	$743,177		$—	$743,177

Total Investments	$2,884,302	$132,264,281		$—	$135,148,583

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2011 whose fair value was determined using Level 3 inputs. At August 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

22

Eaton Vance

Greater China Growth Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Greater China Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Greater China Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Greater China Growth Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 22, 2012

23

Eaton Vance

Greater China Growth Fund

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the foreign tax credit and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $1,375,120, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit.  The Fund paid foreign taxes of $342,993 and recognized foreign source income of $4,554,268.

Capital Gains Dividends.  The Fund designates $10,264,897 as a capital gain dividend.

24

Eaton Vance

Greater China Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

25

Eaton Vance

Greater China Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Greater China Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Greater China Growth Fund (the “Fund”) invests, with Boston Management and Research (“Adviser”), an affiliate of Eaton Vance Management (“EVM”), and the sub-advisory agreement with Lloyd George Management (Hong Kong) Limited (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities may include supervising Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. The Board also took into account the resources dedicated to portfolio management and other services including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board reviewed the compliance programs of the Adviser, the Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

26

Eaton Vance

Greater China Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider as well as a customized peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund. The Board noted that actions are being taken by the Adviser and Sub-adviser to improve Fund performance and concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Adviser had waived fees and/or paid expenses for the Fund. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

Approval of Investment Advisory Agreements for the Fund

As noted above, the Fund has historically been structured to invest its assets in the Portfolio. At the April 23, 2012 meeting, the Board approved a restructuring pursuant to which the Fund would withdraw its assets in kind from the Portfolio, whereupon the Portfolio would be dissolved and the Adviser and the Sub-adviser would manage the Fund’s assets directly. In connection with the restructuring, the Board, including a majority of the Independent Trustees, approved an investment advisory agreement for the Fund with the Adviser and an investment sub-advisory agreement with the Sub-adviser (the “Fund Advisory Agreements”) to govern the direct investment of the Fund’s assets by the Adviser and the Sub-adviser. In considering such approval, the Board noted that the advisory fee rates and other terms and conditions of the Fund Advisory Agreements are substantially the same as those of the investment advisory agreement and sub-advisory agreement for the Portfolio. On the basis of the foregoing, as well as the factors considered and the conclusions reached with respect to its approval of the investment advisory agreement and sub-advisory agreement for the Portfolio, the Board concluded that entering into the Fund Advisory Agreements is in the interests of Fund shareholders, and the Board voted to approve such agreements.

27

Eaton Vance

Greater China Growth Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

28

Eaton Vance

Greater China Growth Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

30

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Sub-Adviser

Lloyd George Management (Hong Kong) Limited

Suite 3808, One Exchange Square

Central, Hong Kong

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

406-10/12	CGSRC

Eaton Vance Multi-Cap Growth Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Multi-Cap Growth Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Board of Trustees’ Contract Approval	27

Management and Organization	30

Important Notices	32

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the period began in September 2011, investors worried about intensifying debt problems in Europe, high U.S. unemployment, a stagnant housing market, and a Congressional deadlock that left businesses perplexed about the direction of tax and regulatory policy. Reacting to this turmoil, the Fund’s benchmark, the Russell 3000 Growth Index (the Index),2 which had sold off sharply in late July and early August 2011, remained at those lows through the first month of the period.

Beginning in early October 2011, however, an equity rally took hold and continued into early April 2012, fueled by stronger economic growth in the fourth quarter, falling unemployment, and what the markets perceived as a successful restructuring of Greek debt. Then in May 2012, the Index retreated as the third annual mid-year economic slowdown arrived, instigated by continuing problems in Europe, slowing growth in China, and political uncertainty in the U.S.

But despite a slowdown in consumer spending, weakening employment data, and downward revisions of growth expectations, U.S. stocks moved upward in fits and starts from June 2012 through the end of the period. Several factors appeared to be driving a market rally that defied U.S. economic data. First, investors reasoned that worsening economic news would prompt the U.S. Federal Reserve to initiate “QE3,” another round of quantitative easing to stimulate the economy. Second, investors were hunting for yield in a historically low interest rate environment, and many were driven to stocks that offered better yields than bonds.

Finally, in an increasingly global marketplace, the U.S. market, despite economic difficulties, held up relatively better than other global markets. Europe’s ongoing debt crisis led investors to move money out of European stocks and bonds. With emerging markets in Asia largely leveraged to the Chinese economy, the slowdown in Chinese growth had a negative impact on markets throughout Asia. Amid this global economic turmoil, the U.S. market was one of the few places investors could find an economy that was growing (albeit slowly), a very liquid, transparent and well regulated market, and companies with generally large cash reserves and solid profit growth.

Fund Performance

For the fiscal year ending August 31, 2012, Eaton Vance Multi-Cap Growth Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 14.72%. By comparison, the Fund’s benchmark gained 17.01% during the period.

Stock selection was the main driver of the Fund’s underper-formance relative to the Index, particularly in the energy, health care, materials, and financials sectors. In a period when the market, as measured by the Index, was up sharply, the Fund’s modest cash position also hurt relative results versus the Index.

Stock selection in the energy sector was the largest relative detractor to Fund performance versus the Index. Holdings in the oil, gas, and consumable fuels industry were particularly detrimental to Fund performance versus the Index. Overweighting the poor-performing energy equipment and services industry also hurt results. Stock selection in the health care sector, especially in the health care technology and health care equipment and supplies industries, was a significant detractor to Fund performance as well. Elsewhere in the sector, however, positioning in health care providers and services aided relative results versus the Index.

Selection also dragged on Fund performance in the materials sector, where Fund holdings in the chemicals and the metals & mining industries underperformed Index holdings in those areas. Stock selection in commercial banks and in real estate investment trusts was the primary driver of underperformance in the financials sector.

In contrast, stock selection in the information technology (IT) and consumer discretionary sectors helped relative performance versus the Index. Fund holdings in the semiconductors & semiconductor equipment and Internet software & services industries were contributors in the IT sector. In the consumer discretionary sector, stock selection in household durables and in hotels, restaurants & leisure aided the Fund’s relative performance versus the Index.

Avoiding the underperforming telecommunication services sector also contributed to relative results versus the Index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Performance2,3

Portfolio Managers Kwang Kim, Gerald I. Moore, CFA and G. R. Nelson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	8/1/1952	14.72%	–0.85%	8.26%	—
Class A with 5.75% Maximum Sales Charge	—	8.13	–2.01	7.62	—
Class B at NAV	9/13/1994	13.89	–1.58	7.48	—
Class B with 5% Maximum Sales Charge	—	8.89	–1.91	7.48	—
Class C at NAV	11/7/1994	13.91	–1.55	7.47	—
Class C with 1% Maximum Sales Charge	—	12.91	–1.55	7.47	—
Class I at NAV	7/18/2012	—	—	—	4.34%
Russell 3000 Growth Index	—	17.01%	3.62%	7.19%	—
S&P 500 Index	—	18.00	1.28	6.50	—

% Total Annual Operating Expense Ratios[4]		Class A	Class B	Class C	Class I
		1.25%	2.00%	2.00%	1.00%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$20,576	N.A.
Class C	8/31/02	$20,567	N.A.
Class I	7/18/12	$10,434	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com

3

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Fund Profile

Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)5

Apple, Inc.	7.3%
Cirrus Logic, Inc.	2.5
Google, Inc., Class A	2.4
Monsanto Co.	2.3
Rackspace Hosting, Inc.	2.1
Yum! Brands, Inc.	2.1
Tractor Supply Co.	1.9
W.W. Grainger, Inc.	1.8
Intuitive Surgical, Inc.	1.6
Visa, Inc., Class A	1.5

Total	25.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Endnotes and Additional Disclosures

1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	Russell 3000 Growth Index is an unmanaged index of the broad growth segment of the U.S. equity universe. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
3	Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

4	Source: Fund prospectus.

5	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012) for Class A, Class B and Class C and (July 18, 2012 – August 31, 2012) for Class I. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual*
Class A	$1,000.00	$1,015.30	$6.69	1.32%
Class B	$1,000.00	$1,012.20	$10.47	2.07%
Class C	$1,000.00	$1,012.20	$10.47	2.07%
Class I	$1,000.00	$1,043.40	$1.33	1.06%

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.70	1.32%
Class B	$1,000.00	$1,014.70	$10.48	2.07%
Class C	$1,000.00	$1,014.70	$10.48	2.07%
Class I	$1,000.00	$1,019.80	$5.38	1.06%

*	Class I had not commenced operations on March 1, 2012. Actual expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period); 45/366 for Class I (to reflect the period from commencement of operations on July 18, 2012 to August 31, 2012). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012 (July 18, 2012 for Class I). The Example reflects the expenses of both the Fund and the Portfolio for the period while the Fund was making investments directly in the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012 (July 18, 2012 for Class I). The Example reflects the expenses of both the Fund and Portfolio for the period while the Fund was making investments directly in the Portfolio.

6

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Portfolio of Investments

Common Stocks — 99.3%(1)

Security	Shares	Value

Aerospace & Defense — 1.3%
Precision Castparts Corp.	12,300	$1,981,284

		$1,981,284

Beverages — 2.5%
Anheuser-Busch InBev NV ADR	24,400	$2,053,992
Beam, Inc.	29,800	1,739,128

		$3,793,120

Biotechnology — 4.2%
Biogen Idec, Inc.(2)	12,400	$1,817,716
Celgene Corp.(2)	20,300	1,462,412
Gilead Sciences, Inc.(2)	32,300	1,863,387
Vertex Pharmaceuticals, Inc.(2)	20,400	1,087,932

		$6,231,447

Capital Markets — 0.8%
T. Rowe Price Group, Inc.	18,300	$1,124,352

		$1,124,352

Chemicals — 5.3%
Celanese Corp., Series A	36,150	$1,383,099
Cytec Industries, Inc.	23,900	1,636,433
Monsanto Co.	39,000	3,397,290
Praxair, Inc.	14,800	1,561,400

		$7,978,222

Commercial Banks — 1.9%
First Republic Bank	37,500	$1,225,875
Toronto-Dominion Bank (The)	19,100	1,563,908

		$2,789,783

Commercial Services & Supplies — 1.2%
Waste Connections, Inc.	61,499	$1,780,396

		$1,780,396

Communications Equipment — 1.1%
QUALCOMM, Inc.	25,900	$1,591,814

		$1,591,814

Computers & Peripherals — 8.7%
Apple, Inc.	16,300	$10,843,412

Security	Shares	Value

Computers & Peripherals (continued)
EMC Corp.(2)	82,200	$2,161,038

		$13,004,450

Consumer Finance — 1.4%
American Express Co.	36,300	$2,116,290

		$2,116,290

Distributors — 1.0%
LKQ Corp.(2)	38,400	$1,449,216

		$1,449,216

Electronic Equipment, Instruments & Components — 1.1%
InvenSense, Inc.(2)(3)	129,100	$1,624,078

		$1,624,078

Energy Equipment & Services — 3.1%
National Oilwell Varco, Inc.	19,400	$1,528,720
Poseidon Concepts Corp.(3)	82,400	1,232,970
Rowan Cos. PLC(2)	54,500	1,917,310

		$4,679,000

Food Products — 2.9%
Annie’s, Inc.(2)(3)	24,833	$1,031,811
Hershey Co. (The)	22,800	1,637,496
Kraft Foods, Inc., Class A	40,700	1,690,271

		$4,359,578

Health Care Equipment & Supplies — 3.0%
Align Technology, Inc.(2)(3)	37,900	$1,286,705
Analogic Corp.	11,600	806,316
Intuitive Surgical, Inc.(2)	4,800	2,360,592

		$4,453,613

Health Care Providers & Services — 2.7%
Catamaran Corp.(2)	13,079	$1,139,835
Centene Corp.(2)	30,200	1,226,422
MEDNAX, Inc.(2)	24,600	1,704,288

		$4,070,545

Hotels, Restaurants & Leisure — 2.6%
Las Vegas Sands Corp.	19,100	$809,649
Yum! Brands, Inc.	48,700	3,103,164

		$3,912,813

7	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Household Durables — 0.6%
Tempur-Pedic International, Inc.(2)(3)	28,000	$874,720

		$874,720

Household Products — 0.7%
Colgate-Palmolive Co.	10,500	$1,116,255

		$1,116,255

Industrial Conglomerates — 1.0%
Danaher Corp.	26,800	$1,435,676

		$1,435,676

Insurance — 0.6%
Aflac, Inc.	18,800	$868,184

		$868,184

Internet & Catalog Retail — 2.9%
Amazon.com, Inc.(2)	7,800	$1,936,194
priceline.com, Inc.(2)	2,600	1,571,882
Shutterfly, Inc.(2)(3)	25,600	761,600

		$4,269,676

Internet Software & Services — 7.4%
Google, Inc., Class A(2)	5,200	$3,562,468
LinkedIn Corp., Class A(2)	13,900	1,491,470
MercadoLibre, Inc.	14,800	1,177,784
Rackspace Hosting, Inc.(2)	52,893	3,172,522
VeriSign, Inc.(2)	33,200	1,582,976

		$10,987,220

IT Services — 2.5%
Accenture PLC, Class A	24,800	$1,527,680
Visa, Inc., Class A	17,300	2,218,725

		$3,746,405

Leisure Equipment & Products — 0.7%
Polaris Industries, Inc.	14,600	$1,097,774

		$1,097,774

Machinery — 2.4%
Colfax Corp.(2)(3)	31,000	$1,019,590
Cummins, Inc.	18,400	1,786,824
Timken Co. (The)	18,400	738,944

		$3,545,358

Security	Shares	Value

Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	31,000	$1,119,410

		$1,119,410

Multiline Retail — 1.3%
Dollar General Corp.(2)	38,974	$1,990,402

		$1,990,402

Oil, Gas & Consumable Fuels — 3.7%
Concho Resources, Inc.(2)	19,400	$1,740,956
EOG Resources, Inc.	19,900	2,155,170
Range Resources Corp.	24,500	1,597,155

		$5,493,281

Pharmaceuticals — 3.4%
Allergan, Inc.	15,900	$1,369,467
Perrigo Co.	13,800	1,517,586
Questcor Pharmaceuticals, Inc.(2)(3)	49,900	2,167,656

		$5,054,709

Professional Services — 0.7%
Odyssey Marine Exploration, Inc.(2)(3)	267,400	$970,662

		$970,662

Real Estate Investment Trusts (REITs) — 1.5%
AvalonBay Communities, Inc.	8,300	$1,174,616
Public Storage, Inc.	7,400	1,077,144

		$2,251,760

Road & Rail — 2.1%
J.B. Hunt Transport Services, Inc.	24,800	$1,300,512
Kansas City Southern	24,046	1,859,477

		$3,159,989

Semiconductors & Semiconductor Equipment — 6.0%
Cirrus Logic, Inc.(2)(3)	89,000	$3,708,630
Cypress Semiconductor Corp.	137,900	1,601,019
Intel Corp.	48,000	1,191,840
Mellanox Technologies, Ltd.(2)(3)	18,500	2,116,215
Monolithic Power Systems, Inc.(2)	18,700	403,172

		$9,020,876

Software — 4.5%
Ariba, Inc.(2)	16,600	$741,854

8	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
Citrix Systems, Inc.(2)	14,200	$1,103,198
Infoblox, Inc.(2)(3)	37,965	827,257
Microsoft Corp.	64,800	1,997,136
MicroStrategy, Inc., Class A(2)	3,000	376,530
Splunk, Inc.(2)(3)	14,696	505,543
VMware, Inc., Class A(2)(3)	13,700	1,219,848

		$6,771,366

Specialty Retail — 6.3%
Home Depot, Inc. (The)	27,000	$1,532,250
Ross Stores, Inc.	31,800	2,200,242
Tractor Supply Co.	29,800	2,845,304
Ulta Salon, Cosmetics & Fragrance, Inc.	18,100	1,701,400
Urban Outfitters, Inc.(2)	31,200	1,171,248

		$9,450,444

Textiles, Apparel & Luxury Goods — 2.1%
lululemon athletica, inc.(2)(3)	12,700	$827,913
NIKE, Inc., Class B	14,500	1,411,720
Wolverine World Wide, Inc.	18,100	851,243

		$3,090,876

Tobacco — 1.0%
Philip Morris International, Inc.	16,400	$1,464,520

		$1,464,520

Trading Companies & Distributors — 2.3%
United Rentals, Inc.(2)	22,800	$736,668
W.W. Grainger, Inc.	13,100	2,698,076

		$3,434,744

Total Common Stocks (identified cost $123,471,734)		$148,154,308

Short-Term Investments — 10.3%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.10%(4)(5)	$14,318	$14,318,155
Eaton Vance Cash Reserves Fund, LLC, 0.12%(5)	1,039	1,038,728

Total Short-Term Investments (identified cost $15,356,883)		$15,356,883

Total Investments — 109.6% (identified cost $138,828,617)		$163,511,191

Covered Call Options Written — (0.1)%

Security	Number of Contracts	Strike Price	Expiration Date	Value

Align Technology, Inc.	95	$38.00	9/22/12	$(1,425)
Amazon.com, Inc.	8	250.00	9/22/12	(4,300)
Biogen Idec, Inc.	12	150.00	9/22/12	(1,740)
Catamaran Corp.	13	95.00	9/22/12	(617)
Centene Corp.	76	47.50	9/22/12	(1,520)
Cirrus Logic, Inc.	178	43.00	9/22/12	(30,705)
Citrix Systems, Inc.	36	82.50	9/22/12	(2,790)
Cummins, Inc.	18	105.00	9/22/12	(720)
EMC Corp.	206	27.00	9/22/12	(7,313)
EOG Resources, Inc.	20	115.00	9/22/12	(2,140)
Kansas City Southern	24	80.00	9/22/12	(1,200)
Las Vegas Sands Corp.	15	45.00	9/22/12	(675)
lululemon athletica, inc.	13	65.00	9/22/12	(5,265)
Monsanto Co.	39	90.00	9/22/12	(2,282)
Rackspace Hosting, Inc.	132	60.00	9/22/12	(24,420)
Shutterfly, Inc.	26	35.00	9/22/12	(390)
Tempur-Pedic International, Inc.	28	35.00	9/22/12	(770)
W.W. Grainger, Inc.	13	210.00	9/22/12	(3,640)

Total Covered Call Options Written (premiums received $72,241)				$(91,912)

Other Assets, Less Liabilities — (9.5)%				$(14,262,110)

Net Assets — 100.0%				$149,157,169

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR	–	American Depositary Receipt

(1)	All or a portion of each applicable common stock for which a written call option is outstanding at August 31, 2012 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	All or a portion of this security was on loan at August 31, 2012.

(4)

The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at August 31, 2012. Other Assets, Less Liabilities includes an equal and offsetting liability of the Fund to repay collateral amounts upon the return of loaned securities.

(5)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2012.

9	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Unaffiliated investments, at value including $14,137,092 of securities on loan (identified cost, $123,471,734)	$148,154,308
Affiliated investments, at value (identified cost, $15,356,883)	15,356,883
Foreign currency, at value (identified cost, $6,355)	6,394
Dividends receivable	109,614
Interest receivable from affiliated investment	211
Receivable for investments sold	1,154,576
Receivable for Fund shares sold	20,869
Securities lending income receivable	28,211
Tax reclaims receivable	71,301
Other assets	30,310
Total assets	$164,932,677

Liabilities
Collateral for securities loaned	$14,318,155
Written options outstanding, at value (premiums received, $72,241)	91,912
Payable for investments purchased	763,589
Payable for Fund shares redeemed	315,447
Due to custodian	69,234
Payable to affiliates:
Investment adviser fee	77,503
Distribution and service fees	46,931
Accrued expenses	92,737
Total liabilities	$15,775,508
Net Assets	$149,157,169

Sources of Net Assets
Paid-in capital	$201,588,104
Accumulated net realized loss	(76,433,192)
Accumulated net investment loss	(672,411)
Net unrealized appreciation	24,674,668
Total	$149,157,169

Class A Shares
Net Assets	$120,538,554
Shares Outstanding	13,928,913
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.65
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.18

Class B Shares
Net Assets	$6,792,154
Shares Outstanding	820,149
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.28

Class C Shares
Net Assets	$18,352,112
Shares Outstanding	2,219,340
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.27

Class I Shares
Net Assets	$3,474,349
Shares Outstanding	401,157
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends (net of foreign taxes, $2,231)	$180,104
Dividends allocated from Portfolio (net of foreign taxes, $14,221)	913,483
Interest allocated from Portfolio	3,019
Interest allocated from affiliated investment	298
Securities lending income, net	30,928
Securities lending income allocated from Portfolio, net	100,892
Expenses allocated from Portfolio	(952,815)
Expenses allocated from affiliated investment	(32)
Total investment income	$275,877

Expenses
Investment adviser fee	$92,155
Distribution and service fees
Class A	303,336
Class B	77,769
Class C	191,591
Trustees’ fees and expenses	500
Custodian fee	43,832
Transfer and dividend disbursing agent fees	308,601
Legal and accounting services	61,101
Printing and postage	52,830
Registration fees	57,042
Miscellaneous	12,724
Total expenses	$1,201,481
Deduct —
Allocation of expenses to affiliate	$12,877
Total expense reductions	$12,877

Net expenses	$1,188,604

Net investment loss	$(912,727)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$493,752
Investment transactions allocated from Portfolio	7,660,428
Investment transactions allocated from affiliated investment	5
Capital gain distributions received allocated from Portfolio	28,992
Written options	82,460
Written options allocated from Portfolio	750,776
Foreign currency transactions	88
Foreign currency transactions allocated from Portfolio	1,911
Net realized gain	$9,018,412
Change in unrealized appreciation (depreciation) —
Investments	$10,221,931
Investments allocated from Portfolio	1,903,307
Written options	(75,237)
Written options allocated from Portfolio	39,852
Foreign currency	2,124
Foreign currency allocated from Portfolio	(14,356)
Net change in unrealized appreciation (depreciation)	$12,077,621

Net realized and unrealized gain	$21,096,033

Net increase in net assets from operations	$20,183,306

11	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment loss	$(912,727)	$(767,748)
Net realized gain from investment transactions, capital gain distributions received, written options and foreign currency transactions	9,018,412	29,449,678
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	12,077,621	(2,857,693)
Net increase in net assets from operations	$20,183,306	$25,824,237
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,376,533	$11,969,550
Class B	722,482	1,445,586
Class C	1,032,123	3,438,294
Class I	3,376,627	—
Cost of shares redeemed
Class A	(26,120,084)	(51,439,858)
Class B	(2,175,473)	(2,741,745)
Class C	(5,098,161)	(9,065,879)
Class I	(48,203)	—
Net asset value of shares exchanged
Class A	1,153,451	1,261,900
Class B	(1,153,451)	(1,261,900)
Issued in connection with tax-free reorganization (see Note 13)
Class A	—	37,016,037
Class B	—	3,290,469
Class C	—	5,541,480
Net decrease in net assets from Fund share transactions	$(22,934,156)	$(546,066)

Net increase (decrease) in net assets	$(2,750,850)	$25,278,171

Net Assets
At beginning of year	$151,908,019	$126,629,848
At end of year	$149,157,169	$151,908,019

Accumulated net investment loss included in net assets
At end of year	$(672,411)	$(51,210)

12	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Financial Highlights

	Class A
	Year Ended August 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$7.540		$6.340		$6.510	$9.550	$10.730

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.038)		$(0.025	)(2)	$(0.019)	$(0.005)	$0.037
Net realized and unrealized gain (loss)	1.148		1.225		(0.051)	(2.953)	0.364 (3)

Total income (loss) from operations	$1.110		$1.200		$(0.070)	$(2.958)	$0.401

Less Distributions
From net investment income	$—		$—		$(0.100)	$(0.008)	$—
From net realized gain	—		—		—	(0.074)	(1.581)

Total distributions	$—		$—		$(0.100)	$(0.082)	$(1.581)

Net asset value — End of year	$8.650		$7.540		$6.340	$6.510	$9.550

Total Return(4)	14.72%		18.93%		(1.24)%	(30.57)%	2.39%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$120,539		$123,541		$103,441	$163,479	$290,306
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.31	%(7)	1.24%		1.27%	1.42%	1.13%
Net investment income (loss)	(0.48)%		(0.32	)%(2)	(0.28)%	(0.10)%	0.36%
Portfolio Turnover of the Portfolio(8)	74	%(9)	168	%(10)	211%	274%	206%
Portfolio Turnover of the Fund	11	%(9)(11)	—		—	—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.41)%.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(11)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

13	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$7.280		$6.160		$6.330	$9.350	$10.600

Income (Loss) From Operations
Net investment loss(1)	$(0.096)		$(0.080	)(2)	$(0.068)	$(0.044)	$(0.040)
Net realized and unrealized gain (loss)	1.096		1.200		(0.046)	(2.902)	0.371 (3)

Total income (loss) from operations	$1.000		$1.120		$(0.114)	$(2.946)	$0.331

Less Distributions
From net investment income	$—		$—		$(0.056)	$—	$—
From net realized gain	—		—		—	(0.074)	(1.581)

Total distributions	$—		$—		$(0.056)	$(0.074)	$(1.581)

Net asset value — End of year	$8.280		$7.280		$6.160	$6.330	$9.350

Total Return(4)	13.89%		18.02%		(1.90)%	(31.15)%	1.70%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,792		$8,409		$6,413	$8,092	$16,565
Ratios (as a percentage of average daily net assets): Expenses(5)(6)	2.06	%(7)	1.99%		2.02%	2.16%	1.88%
Net investment loss	(1.25)%		(1.06	)%(2)	(1.01)%	(0.82)%	(0.40)%
Portfolio Turnover of the Portfolio(8)	74	%(9)	168	%(10)	211%	274%	206%
Portfolio Turnover of the Fund	11	%(9)(11)	—		—	—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.15)%.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(11)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

14	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2012		2011		2010	2009	2008
Net asset value — Beginning of year	$7.260		$6.150		$6.330	$9.340	$10.580

Income (Loss) From Operations
Net investment loss(1)	$(0.095)		$(0.081	)(2)	$(0.067)	$(0.046)	$(0.041)
Net realized and unrealized gain (loss)	1.105		1.191		(0.055)	(2.890)	0.382 (3)

Total income (loss) from operations	$1.010		$1.110		$(0.122)	$(2.936)	$0.341

Less Distributions
From net investment income	$—		$—		$(0.058)	$—	$—
From net realized gain	—		—		—	(0.074)	(1.581)

Total distributions	$—		$—		$(0.058)	$(0.074)	$(1.581)

Net asset value — End of year	$8.270		$7.260		$6.150	$6.330	$9.340

Total Return(4)	13.91%		18.05%		(2.03)%	(31.07)%	1.82%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$18,352		$19,958		$16,776	$21,742	$34,533
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.06	%(7)	1.99%		2.02%	2.17%	1.88%
Net investment loss	(1.24)%		(1.07	)%(2)	(1.01)%	(0.86)%	(0.41)%
Portfolio Turnover of the Portfolio(8)	74	%(9)	168	%(10)	211%	274%	206%
Portfolio Turnover of the Fund	11	%(9)(11)	—		—	—	—

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.007 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.16)%.

(3)

The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The administrator of the Fund subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended August 31, 2012). Absent this subsidy, total return would have been lower.

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in the Portfolio.

(9)	Not annualized.

(10)	Excluding the value of portfolio securities contributed as a result of an in-kind transaction, the portfolio turnover would have been 145% for the year ended August 31, 2011.

(11)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

15	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Financial Highlights — continued

	Class I
	Period Ended August 31, 2012(1)
Net asset value — Beginning of period	$8.300

Income (Loss) From Operations
Net investment income(2)	$0.002
Net realized and unrealized gain	0.358

Total income from operations	$0.360

Net asset value — End of period	$8.660

Total Return(3)	4.34	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,474
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.06	%(7)
Net investment income	0.22	%(7)
Portfolio Turnover of the Portfolio(8)	74	%(4)
Portfolio Turnover of the Fund	11	%(4)(9)

(1)	For the period from the commencement of operations, July 18, 2012, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly in the Portfolio.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Portfolio turnover represents the rate of portfolio activity for the period since September 1, 2011 while the Fund was making investments directly in the Portfolio.

(9)	For the period from July 26, 2012 through August 31, 2012 when the Fund was making investments directly in securities.

16	See Notes to Financial Statements.

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve capital growth. Prior to July 26, 2012, the Fund invested all of its investable assets in interests in Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. As of the close of business on July 25, 2012, the Fund received its pro-rata share of the net assets of the Portfolio, consisting primarily of securities, cash and written option positions, as part of a complete liquidation of the Portfolio. As of July 26, 2012, the Fund invests directly in securities. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is

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Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to July 26, 2012, the net investment income or loss consisted of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $76,636,700 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on August 31, 2016 ($10,017,581), August 31, 2017 ($46,753,650) and August 31, 2018 ($19,865,469). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after August 31, 2012.

A capital loss carryforward of $16,559,418 included in the amounts above is available to the Fund as a result of the reorganization on November 5, 2010 (see Note 13). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

During the year ended August 31, 2012, a capital loss carryforward of $8,876,322 was utilized to offset net realized gains by the Fund.

Additionally, at August 31, 2012, the Fund had a net loss of $578,555 incurred after October 31, 2011. This net loss is treated as arising on the first day of the Fund’s taxable year ending August 31, 2013.

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result,

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Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended August 31, 2012, accumulated net realized loss was decreased by $17,208, accumulated net investment loss was decreased by $291,526 and paid-in capital was decreased by $274,318 due to differences between book and tax accounting, primarily for net operating losses, distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(76,636,700)
Post October ordinary losses	$(578,555)
Net unrealized appreciation	$24,784,320

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to and including $300 million and 0.50% on average daily net assets over $300 million and is payable monthly. Prior to July 26, 2012, when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended August 31, 2012, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $838,489 and the adviser fee paid by the Fund amounted to $92,155. For the year ended August 31, 2012, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.625% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM serves as the administrator to the Fund, but receives no compensation. EVM had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceeded 1.28%, 2.03% and 2.03% of the Fund’s average daily net assets for Class A, Class B and Class C, respectively, through December 31, 2011. Pursuant to this agreement, EVM was allocated $12,877 of the Fund’s operating expenses for the year ended August 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2012, EVM earned $29,648 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,434 as its portion of the sales charge on sales of Class A

19

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

shares for the year ended August 31, 2012. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser and administrator may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 amounted to $303,336 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2012, the Fund paid or accrued to EVD $58,327 and $143,693 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $2,175,000 and $7,448,000, respectively.

Pursuant to the Class B and Class C Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to $19,442 and $47,898 for Class B and Class C shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2012, the Fund was informed that EVD received approximately $100, $18,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments by the Portfolio, other than short-term obligations and investments transferred to the Fund, for the period from September 1, 2011 through July 25, 2012 aggregated $109,994,889 and $135,702,154, respectively. Purchases and sales of investments by the Fund, other than short-term obligations and investments acquired in the transfer of assets from the Portfolio, for the period from July 26, 2012 through August 31, 2012 aggregated $15,486,249 and $16,985,178, respectively. Increases and decreases in the Fund’s investment in the Portfolio for the period from September 1, 2011 through July 25, 2012 were $4,177,650 and $166,798,314, respectively. Included in decreases is $141,843,530, representing the Fund’s interest in the Portfolio as of the close of business on July 25, 2012, which was exchanged for the net assets of the Portfolio having the same fair value, consisting primarily of securities, cash and written option positions on that date. The Fund’s cost of its investment in the Portfolio on such date of $127,317,680 was carried forward to the net assets acquired from the Portfolio and no gain or loss was recognized on the exchange.

20

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2012	2011

Sales	674,274	1,552,270
Redemptions	(3,262,894)	(6,697,274)
Exchange from Class B shares	143,172	163,642
Issued in connection with tax-free reorganization (see Note 13)	—	5,050,901

Net increase (decrease)	(2,445,448)	69,539

	Year Ended August 31,
Class B	2012	2011

Sales	94,057	186,734
Redemptions	(280,743)	(365,121)
Exchange to Class A shares	(148,999)	(169,032)
Issued in connection with tax-free reorganization (see Note 13)	—	462,795

Net increase (decrease)	(335,685)	115,376

	Year Ended August 31,
Class C	2012	2011

Sales	133,333	462,072
Redemptions	(661,512)	(1,220,988)
Issued in connection with tax-free reorganization (see Note 13)	—	780,523

Net increase (decrease)	(528,179)	21,607

Class I	Period Ended August 31, 2012(1)

Sales	406,867
Redemptions	(5,710)

Net increase	401,157

(1)	Class I commenced operations on July 18, 2012.

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Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$138,718,965

Gross unrealized appreciation	$25,665,298
Gross unrealized depreciation	(873,072)

Net unrealized appreciation	$24,792,226

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at August 31, 2012 is included in the Portfolio of Investments.

Purchased and written options activity by the Portfolio for the period from September 1, 2011 through July 25, 2012 was as follows:

	Number of Purchased Contracts	Premiums Paid	Number of Written Contracts	Premiums Received

Outstanding, beginning of period	—	$—	3,724	$64,739
Options purchased	629	89,423	—	—
Option written	—	—	12,710	1,171,055
Options terminated in closing purchase transactions	—	—	(18)	(8,727)
Options exercised	—	—	(3,479)	(376,297)
Options expired	(364)	(42,543)	(11,651)	(763,765)

Options transferred to the Fund	265	$46,880	1,286	$87,005

Purchased and written options activity by the Fund for the period from July 26, 2012 through August 31, 2012 was as follows:

	Number of Purchased Contracts	Premiums Paid	Number of Written Contracts	Premiums Received

Options transferred from the Portfolio	265	$46,880	1,286	$87,005
Options written	—	—	952	72,241
Options terminated in closing purchase transactions	—	—	(407)	(15,864)
Options exercised	—	—	(80)	(2,100)
Options expired	—	—	(799)	(69,041)
Options sold	(265)	(46,880)	—	—

Outstanding, end of period	—	$—	952	$72,241

At August 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

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Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into option transactions or a combination of option transactions on individual securities that it holds to generate premium income and/or to seek to reduce the Fund’s exposure to a decline in the stock price. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at August 31, 2012 was as follows:

	Fair Value
Derivative	Asset Derivative	Liability Derivative

Written options	$—	$(91,912	)(1)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of the Fund’s derivative instruments, including its pro rata share allocated from the Portfolio prior to July 26, 2012 (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Purchased options	$(60,367	)(1)	$—	(2)
Written options	833,236	(3)	(35,385	)(4)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Investment transactions allocated from Portfolio.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Investments allocated from Portfolio.

(3)	Statement of Operations location: Net realized gain (loss) – Written options and Written options allocated from Portfolio.

(4)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options and Written options allocated from Portfolio.

10  Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Fund’s assets to the extent of any overdraft. At August 31, 2012, the Fund had a payment due to SSBT pursuant to the foregoing arrangement of $69,234.

11  Securities Lending Agreement

The Fund has established a securities lending agreement with SSBT as securities lending agent in which the Fund lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Fund earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. Income earned by the Fund and allocated to the Fund while the Fund was making investments directly in the Portfolio from its investment in Cash Collateral Fund, prior to rebates and fees, for the year ended August 31, 2012 amounted to $1,288 and $7,737, respectively. At August 31, 2012, the value of the securities loaned and the value of the collateral received amounted to $14,137,092 and $14,318,155, respectively. In the event of counterparty default, the Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

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Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Notes to Financial Statements — continued

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$148,154,308 *	$—	$—	$148,154,308
Short-Term Investments	—	15,356,883	—	15,356,883

Total Investments	$148,154,308	$15,356,883	$—	$163,511,191

Liability Description

Covered Call Options Written	$(91,912)	$—	$—	$(91,912)

Total	$(91,912)	$—	$—	$(91,912)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of August 31, 2011 whose fair value was determined using Level 3 inputs. At August 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Reorganization

As of the close of business on November 5, 2010, the Fund acquired the net assets of Eaton Vance Global Growth Fund (Global Growth Fund) pursuant to a plan of reorganization approved by the shareholders of Global Growth Fund. The purpose of the transaction was to combine two funds managed by EVM with similar investment objectives and similar policies and restrictions. The acquisition was accomplished by a tax-free exchange of 5,050,901 shares of Class A (valued at $37,016,037), 462,795 shares of Class B (valued at $3,290,469) and 780,523 shares of Class C (valued at $5,541,480) of the Fund for the 2,267,524 shares of Class A, 205,804 shares of Class B and 360,438 shares of Class C of Global Growth Fund, each outstanding on November 5, 2010. In conjunction with the reorganization, Global Growth Fund received its pro rata share of cash and securities from Global Growth Portfolio in a complete liquidation of its 99.9% interest therein. Such cash and securities were then contributed by the Fund to Multi-Cap Growth Portfolio for an interest therein. The investment portfolio of Global Growth Fund, as received from Global Growth Portfolio, with a fair value of $46,077,248 and identified cost of $43,585,293 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from Global Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $139,642,993. The net assets of Global Growth Fund at that date of $45,847,986, including $34,087,922 of accumulated net realized losses and $2,541,888 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $185,490,979. Assuming the acquisition had been completed on September 1, 2010, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended August 31, 2011 were as follows:

Net investment loss	$(875,801)
Net realized gains	$30,094,831
Net increase in net assets from operations	$32,174,383

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it was not practicable to separate the amounts of revenue and earnings of Global Growth Fund since November 5, 2010 through the period ended August 31, 2011.

24

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Multi-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Cap Growth Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2012

25

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Federal Tax Information (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

26

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

27

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted that the Adviser has devoted extensive resources to in-house equity research and also draws upon independent research available from third-party sources. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

28

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

Approval of Investment Advisory Agreement for the Fund

As noted above, the Fund has historically been structured to invest its assets in the Portfolio. At the April 23, 2012 meeting, the Board approved a restructuring pursuant to which the Fund would withdraw its assets in kind from the Portfolio, whereupon the Portfolio would be dissolved and the Adviser would manage the Fund’s assets directly. In connection with the restructuring, the Board, including a majority of the Independent Trustees, approved an investment advisory agreement for the Fund with the Adviser (the “Fund Advisory Agreement”) to govern the direct investment of the Fund’s assets by the Adviser. In considering such approval, the Board noted that the advisory fee rates and other terms and conditions of the Fund Advisory Agreement are substantially the same as those of the investment advisory agreement for the Portfolio. On the basis of the foregoing, as well as the factors considered and the conclusions reached with respect to its approval of the investment advisory agreement for the Portfolio, the Board concluded that entering into the Fund Advisory Agreement is in the interests of Fund shareholders, and the Board voted to approve such agreement.

29

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

30

Eaton Vance

Multi-Cap Growth Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

32

Investment Adviser

Boston Management and Research

Two International Place

Boston, MA 02110

Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

444-10/12	GFSRC

Eaton Vance Worldwide Health Sciences Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Worldwide Health Sciences Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	19 and 31

Federal Tax Information	20

Board of Trustees’ Contract Approval	32

Management and Organization	35

Important Notices	38

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global equity markets went on a roller coaster ride during the 12-month period ended August 31, 2012. Reacting to the swings of the European sovereign debt crisis along with concerns about a slowing global economy, investors drove stocks up and down in repeated cycles through the period. In the fourth quarter of 2011, global equities bottomed out in early October and then rallied strongly before cooling off in the final two months of the year. However, amid positive economic signals in January 2012, global stock markets began a sustained rally that continued through late March, driving some indices to multi-year highs. The market rally fizzled in April as the European debt crisis again intensified and economic indicators weakened in the U.S., China and much of the rest of the world. In contrast to the previous two years, however, global equities rebounded during the summer months of 2012 amid hopes for a resolution to the European crisis and expectations of another round of economic stimulus by the U.S. Federal Reserve.

With the summer rebound, the net result of this roller coaster ride was a gain for many of the major equity indices over the 12-month period. The health care sector outperformed some broader market indices during the period. The Fund’s benchmark, the MSCI World Health Care Index (the Index),2 gained 15.40%, while the broader MSCI All Country World Index rose 6.22% in the period. In the United States, the S&P 500 Index gained 18.00%. Restrained by Europe’s continuing debt woes, the FTSE Eurotop 100 Index advanced 1.64% for the period. The broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index fell 0.04%.

Emerging markets experienced a more challenging 12-month period. Most notably, China, an economic powerhouse in recent years, saw its economic growth slow during the period. The MSCI China Index fell 8.25% for the 12-month period, while the broader-based MSCI Emerging Markets Index lost 5.80%.

Fund Performance

For the fiscal year ending August 31, 2012, Eaton Vance Worldwide Health Sciences Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 16.22%, outperforming the Index.

The Fund outperformed the Index partly due to an overweight in the biotechnology sector combined with strong stock selection among these stocks. Several factors drove the strong performance of biotech stocks, including increased merger and acquisition activity as well as a number of successful new product launches. Management’s stock selection in biotechnology also contributed to relative performance versus the Index, including a stock that was acquired by a larger company at a significant premium and another holding that rose after receiving regulatory approval for a new cancer drug.

The Fund’s underweight in the health care equipment and supplies industry also aided relative performance versus the Index, as this sector underperformed the overall Index. Management’s underweight was implemented based on its belief that these companies could be constrained by low utilization rates, price competition and a lack of innovative new products. Stock selection within the health care equipment and supplies industry also made a positive contribution to performance results versus the Index. A small underweight as well as stock selection in the health care providers and services industry also contributed to relative performance versus the Index.

With respect to detractors from Fund performance, stock selection in pharmaceuticals, by far the largest sector in the Index, was a drag on relative performance versus the Index. One stock in particular that detracted from results was a Japanese pharmaceutical company that was hurt by an unexpectedly low price set by the government for a new drug. The Fund’s underweight position in the pharmaceuticals sector compensated slightly for the unfavorable stock selection. Despite the relative underperformance, the pharmaceuticals sector was the Fund’s second best-performing sector behind biotechnology.

Also detracting from the Fund’s relative performance versus the Index was stock selection along with an overweight in the life sciences tools and services sector. A number of issues impacted those companies held by the Fund during the period, including federal funding concerns, budget constraints at universities and increased competition.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Performance2,3

Portfolio Managers Samuel D. Isaly, Sven H. Borho, CFA, Geoffrey C. Hsu, CFA, Richard D. Klemm, Ph.D., CFA and Trevor M. Polischuk, Ph.D., each of OrbiMed Advisors LLC

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years	Since Inception
Class A at NAV	7/26/1985	16.22%	6.55%	8.10%	—
Class A with 5.75% Maximum Sales Charge	—	9.55	5.30	7.46	—
Class B at NAV	9/23/1996	15.46	5.78	7.31	—
Class B with 5% Maximum Sales Charge	—	10.46	5.51	7.31	—
Class C at NAV	1/5/1998	15.35	5.76	7.30	—
Class C with 1% Maximum Sales Charge	—	14.35	5.76	7.30	—
Class I at NAV	10/1/2009	16.59	—	—	10.93%
Class R at NAV	9/8/2003	16.02	6.30	—	6.09
MSCI World Health Care Index	—	15.40%	3.71%	6.26%	—
S&P 500 Index	—	18.00	1.28	6.50	—

% Total Annual Operating Expense Ratios[4]	Class A	Class B	Class C	Class I	Class R
	1.70%	2.45%	2.45%	1.45%	1.95%

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

	Period Beginning	At NAV	With Maximum Sales Charge
Class B	8/31/02	$20,250	N.A.
Class C	8/31/02	$20,235	N.A.
Class I	10/1/09	$13,538	N.A.
Class R	9/8/03	$17,013	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Fund Profile5

Regional Allocation (% of net assets)

Market Capitalization (% of net assets)

Top 10 Holdings (% of net assets) 6

Roche Holding AG PC	6.6%
Merck & Co., Inc.	5.8
Pfizer, Inc.	5.0
Sanofi	4.5
Abbott Laboratories	4.4
Mitsubishi Tanabe Pharma Corp.	4.1
Gilead Sciences, Inc.	3.6
Actelion, Ltd.	3.4
Sawai Pharmaceutical Co., Ltd.	3.1
Onyx Pharmaceuticals, Inc.	3.0
Total	43.5%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI World Health Care Index is an unmanaged index of health care sector equities within the MSCI World Index. MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI China Index is an unmanaged index designed to measure the performance of Chinese stocks. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.

[5]	Fund invests in an affiliated investment company (Portfolio) with the same objective(s) and policies as the Fund. References to investments are to the Portfolio’s holdings.
[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,094.40	$7.32	1.39%
Class B	$1,000.00	$1,091.10	$11.04	2.10%
Class C	$1,000.00	$1,090.10	$11.24	2.14%
Class I	$1,000.00	$1,096.00	$6.01	1.14%
Class R	$1,000.00	$1,092.80	$8.63	1.64%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.05	1.39%
Class B	$1,000.00	$1,014.60	$10.63	2.10%
Class C	$1,000.00	$1,014.40	$10.84	2.14%
Class I	$1,000.00	$1,019.40	$5.79	1.14%
Class R	$1,000.00	$1,016.90	$8.31	1.64%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012. The Example reflects the expenses of both the Fund and the Portfolio.

6

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $854,112,055)	$1,015,691,190
Receivable for Fund shares sold	383,454
Total assets	$1,016,074,644

Liabilities
Payable for Fund shares redeemed	$2,318,215
Payable to affiliates:
Administration fee	128,247
Distribution and service fees	357,104
Accrued expenses	328,261
Total liabilities	$3,131,827
Net Assets	$1,012,942,817

Sources of Net Assets
Paid-in capital	$741,175,450
Accumulated net realized gain from Portfolio	106,604,974
Accumulated undistributed net investment income	3,583,258
Net unrealized appreciation from Portfolio	161,579,135
Total	$1,012,942,817

Class A Shares
Net Assets	$685,274,773
Shares Outstanding	67,156,951
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.20
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.82

Class B Shares
Net Assets	$36,333,184
Shares Outstanding	3,487,205
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.42

Class C Shares
Net Assets	$201,008,324
Shares Outstanding	19,300,434
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.41

Class I Shares
Net Assets	$62,857,045
Shares Outstanding	6,113,650
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.28

Class R Shares
Net Assets	$27,469,491
Shares Outstanding	2,591,059
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

7	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends allocated from Portfolio (net of foreign taxes, $1,606,979)	$20,178,317
Interest and miscellaneous income allocated from Portfolio	84,630
Miscellaneous income	26,209
Expenses allocated from Portfolio	(7,969,100)
Total investment income	$12,320,056

Expenses
Administration fee	$2,073,549
Distribution and service fees
Class A	1,656,756
Class B	497,343
Class C	1,962,118
Class R	122,022
Trustees’ fees and expenses	500
Custodian fee	40,146
Transfer and dividend disbursing agent fees	1,712,537
Legal and accounting services	46,877
Printing and postage	168,760
Registration fees	76,510
Miscellaneous	19,949
Total expenses	$8,377,067

Net investment income	$3,942,989

Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) —
Investment transactions	$107,780,574
Foreign currency transactions	(376,783)
Net realized gain	$107,403,791
Change in unrealized appreciation (depreciation) —
Investments	$35,779,287
Foreign currency	(598,017)
Net change in unrealized appreciation (depreciation)	$35,181,270

Net realized and unrealized gain	$142,585,061

Net increase in net assets from operations	$146,528,050

8	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income (loss)	$3,942,989	$(1,122,631)
Net realized gain from investment and foreign currency transactions	107,403,791	95,076,369
Net change in unrealized appreciation (depreciation) from investments and foreign currency	35,181,270	39,590,644
Net increase in net assets from operations	$146,528,050	$133,544,382
Distributions to shareholders —
From net realized gain
Class A	$(60,635,180)	$(43,626,616)
Class B	(4,867,348)	(5,589,259)
Class C	(17,550,307)	(12,980,745)
Class I	(5,043,051)	(2,574,717)
Class R	(2,079,648)	(1,191,086)
Total distributions to shareholders	$(90,175,534)	$(65,962,423)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$68,916,581	$82,403,304
Class B	1,888,956	5,667,459
Class C	10,941,041	13,280,143
Class I	19,672,218	28,026,873
Class R	8,859,909	12,070,650
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	54,312,394	38,665,016
Class B	4,244,744	4,711,558
Class C	13,242,560	9,482,658
Class I	2,787,121	1,162,547
Class R	1,839,583	1,065,082
Cost of shares redeemed
Class A	(177,680,615)	(202,186,459)
Class B	(10,152,575)	(19,592,428)
Class C	(35,636,230)	(44,221,219)
Class I	(16,771,052)	(16,810,237)
Class R	(9,125,054)	(7,183,550)
Net asset value of shares exchanged
Class A	29,502,565	27,857,728
Class B	(29,502,565)	(27,857,728)
Redemption fees	—	8,423
Net decrease in net assets from Fund share transactions	$(62,660,419)	$(93,450,180)

Net decrease in net assets	$(6,307,903)	$(25,868,221)

Net Assets
At beginning of year	$1,019,250,720	$1,045,118,941
At end of year	$1,012,942,817	$1,019,250,720

Accumulated undistributed net investment income included in net assets
At end of year	$3,583,258	$17,052

9	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Financial Highlights

	Class A
	Year Ended August 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$9.680	$9.110		$8.730	$10.900	$11.950

Income (Loss) From Operations
Net investment income (loss)(1)	$0.055	$0.010	(2)	$(0.086)	$(0.087)	$(0.033)
Net realized and unrealized gain (loss)	1.369	1.170		0.473	(0.737)	0.783

Total income (loss) from operations	$1.424	$1.180		$0.387	$(0.824)	$0.750

Less Distributions
From net realized gain	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Total distributions	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Redemption fees(1)	$—	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)

Net asset value — End of year	$10.200	$9.680		$9.110	$8.730	$10.900

Total Return(4)	16.22%	13.16%		4.44%	(6.40)%	6.86%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$685,275	$671,124		$679,193	$734,686	$1,031,342
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.47%	1.96	%(7)	2.07%	2.11%	1.52	%(7)
Net investment income (loss)	0.58%	0.10	%(2)	(0.94)%	(1.03)%	(0.31)%
Portfolio Turnover of the Portfolio	63%	43%		48%	54%	69%

(1)	Computed using average shares outstanding.

(2)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.066 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.57)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the year ended August 31, 2008).

10	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Financial Highlights — continued

	Class B
	Year Ended August 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$9.930	$9.400		$9.070	$11.340	$12.450

Income (Loss) From Operations
Net investment loss(1)	$(0.026)	$(0.055	)(2)	$(0.161)	$(0.158)	$(0.118)
Net realized and unrealized gain (loss)	1.420	1.195		0.498	(0.766)	0.808

Total income (loss) from operations	$1.394	$1.140		$0.337	$(0.924)	$0.690

Less Distributions
From net realized gain	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Total distributions	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Redemption fees(1)	$—	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)

Net asset value — End of year	$10.420	$9.930		$9.400	$9.070	$11.340

Total Return(4)	15.46%	12.30%		3.72%	(7.10)%	6.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,333	$68,487		$98,854	$182,893	$321,888
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.22%	2.71	%(7)	2.82%	2.86%	2.27	%(7)
Net investment loss	(0.26)%	(0.54	)%(2)	(1.71)%	(1.79)%	(1.06)%
Portfolio Turnover of the Portfolio	63%	43%		48%	54%	69%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.079 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the year ended August 31, 2008).

11	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Financial Highlights — continued

	Class C
	Year Ended August 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$9.930	$9.400		$9.070	$11.350	$12.450

Income (Loss) From Operations
Net investment loss(1)	$(0.017)	$(0.065	)(2)	$(0.160)	$(0.157)	$(0.118)
Net realized and unrealized gain (loss)	1.401	1.205		0.497	(0.777)	0.818

Total income (loss) from operations	$1.384	$1.140		$0.337	$(0.934)	$0.700

Less Distributions
From net realized gain	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Total distributions	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Redemption fees(1)	$—	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)

Net asset value — End of year	$10.410	$9.930		$9.400	$9.070	$11.350

Total Return(4)	15.35%	12.30%		3.72%	(7.18)%	6.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$201,008	$202,021		$210,624	$237,891	$298,695
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.22%	2.71	%(7)	2.82%	2.86%	2.27	%(7)
Net investment loss	(0.17)%	(0.64	)%(2)	(1.69)%	(1.80)%	(1.06)%
Portfolio Turnover of the Portfolio	63%	43%		48%	54%	69%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.070 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.32)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the year ended August 31, 2008).

12	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Financial Highlights — continued

	Class I
	Year Ended August 31,			Period Ended August 31, 2010(1)
	2012	2011
Net asset value — Beginning of period	$9.720	$9.120		$8.920

Income (Loss) From Operations
Net investment income (loss)(2)	$0.082	$0.025	(3)	$(0.053)
Net realized and unrealized gain	1.382	1.185		0.260

Total income from operations	$1.464	$1.210		$0.207

Less Distributions
From net realized gain	$(0.904)	$(0.610)		$(0.007)

Total distributions	$(0.904)	$(0.610)		$(0.007)

Redemption fees(2)	$—	$0.000	(4)	$0.000	(4)

Net asset value — End of period	$10.280	$9.720		$9.120

Total Return(5)	16.59%	13.48%		2.32	%(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62,857	$53,255		$38,988
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	1.22%	1.71	%(9)	1.82	%(10)
Net investment income (loss)	0.86%	0.25	%(3)	(0.63	)%(10)
Portfolio Turnover of the Portfolio	63%	43%		48	%(11)

(1)	For the period from the commencement of operations, October 1, 2009, to August 31, 2010.

(2)	Computed using average shares outstanding.

(3)

Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.33)%.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011).

(10)	Annualized.

(11)	For the Portfolio’s year ended August 31, 2010.

13	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Financial Highlights — continued

	Class R
	Year Ended August 31,
	2012	2011		2010	2009	2008
Net asset value — Beginning of year	$10.040	$9.450		$9.080	$11.300	$12.350

Income (Loss) From Operations
Net investment income (loss)(1)	$0.035	$(0.026	)(2)	$(0.111)	$(0.113)	$(0.061)
Net realized and unrealized gain (loss)	1.429	1.226		0.488	(0.761)	0.811

Total income (loss) from operations	$1.464	$1.200		$0.377	$(0.874)	$0.750

Less Distributions
From net realized gain	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Total distributions	$(0.904)	$(0.610)		$(0.007)	$(1.346)	$(1.800)

Redemption fees(1)	$—	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000	(3)

Net asset value — End of year	$10.600	$10.040		$9.450	$9.080	$11.300

Total Return(4)	16.02%	12.88%		4.16%	(6.63)%	6.62%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$27,469	$24,364		$17,461	$13,508	$10,386
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.72%	2.21	%(7)	2.32%	2.36%	1.77	%(7)
Net investment income (loss)	0.35%	(0.25	)%(2)	(1.17)%	(1.30)%	(0.55)%
Portfolio Turnover of the Portfolio	63%	43%		48%	54%	69%

(1)	Computed using average shares outstanding.

(2)

Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.058 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.82)%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)

The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the year ended August 31, 2008).

14	See Notes to Financial Statements.

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Beginning January 1, 2012, Class B shares are only available for purchase upon exchange from another Eaton Vance Fund or through reinvestment of distributions. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.7% at August 31, 2012). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Prior to January 1, 2011 and upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective January 1, 2011, Class A, Class I and Class R shares are no longer subject to a redemption fee.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

15

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Notes to Financial Statements — continued

2 Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended August 31, 2012 and August 31, 2011 was as follows:

	Year Ended August 31,
	2012	2011

Distributions declared from:
Long-term capital gains	$90,175,534	$65,962,423

During the year ended August 31, 2012, accumulated net realized gain was increased by $376,783 and accumulated undistributed net investment income was decreased by $376,783 due to differences between book and tax accounting, primarily for foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$52,067,928
Undistributed long-term capital gains	$62,059,120
Net unrealized appreciation	$157,640,319

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, investments in passive foreign investment companies and tax treatment of short-term capital gains.

3  Administration Fee and Other Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. Pursuant to the amended and restated administrative services agreement between the Fund and EVM effective May 1, 2012, the fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets, and is payable monthly. Prior to May 1, 2012, the fee was computed at an annual rate of 0.25% of the Fund’s average daily net assets up to $500 million, 0.23% on net assets of $500 million but less than $1 billion, 0.21% on net assets of $1 billion but less than $1.5 billion and at reduced rates on daily net assets of $1.5 billion or more. For the year ended August 31, 2012, the administration fee amounted to $2,073,549 or 0.21% of the Fund’s average daily net assets.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2012, EVM earned $90,937 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $40,714 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2012. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organization.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 amounted to $1,656,756 for Class A shares.

16

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Notes to Financial Statements — continued

The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class B and Class C Plans, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended August 31, 2012, the Fund paid or accrued to EVD $373,007 and $1,471,588 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At August 31, 2012, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $9,184,000 and $62,702,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount up to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended August 31, 2012, the Fund paid or accrued to EVD $61,011 for Class R shares.

Pursuant to the Class B, Class C and Class R Plans, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to $124,336, $490,530 and $61,011 for Class B, Class C and Class R shares, respectively.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended August 31, 2012, the Fund was informed that EVD received approximately $4,000, $50,000 and $7,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6  Investment Transactions

For the year ended August 31, 2012, increases and decreases in the Fund’s investment in the Portfolio aggregated $14,090,718 and $175,488,811, respectively.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended August 31,
Class A	2012	2011
Sales	7,229,336	8,296,262
Issued to shareholders electing to receive payments of distributions in Fund shares	6,185,922	4,122,070
Redemptions	(18,693,143)	(20,461,250)
Exchange from Class B shares	3,100,750	2,802,926

Net decrease	(2,177,135)	(5,239,992)

17

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Notes to Financial Statements — continued

	Year Ended August 31,
Class B	2012	2011
Sales	195,426	553,905
Issued to shareholders electing to receive payments of distributions in Fund shares	471,115	487,235
Redemptions	(1,047,410)	(1,939,765)
Exchange to Class A shares	(3,028,255)	(2,724,898)

Net decrease	(3,409,124)	(3,623,523)

	Year Ended August 31,
Class C	2012	2011
Sales	1,147,540	1,315,783
Issued to shareholders electing to receive payments of distributions in Fund shares	1,469,762	980,626
Redemptions	(3,661,569)	(4,367,518)

Net decrease	(1,044,267)	(2,071,109)

	Year Ended August 31,
Class I	2012	2011
Sales	2,070,855	2,779,797
Issued to shareholders electing to receive payments of distributions in Fund shares	315,643	123,543
Redemptions	(1,749,820)	(1,699,497)

Net increase	636,678	1,203,843

	Year Ended August 31,
Class R	2012	2011
Sales	887,409	1,170,153
Issued to shareholders electing to receive payments of distributions in Fund shares	201,267	109,239
Redemptions	(923,113)	(701,142)

Net increase	165,563	578,250

For the year ended August 31, 2011, the Fund received $8,423 in redemption fees.

18

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Worldwide Health Sciences Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Worldwide Health Sciences Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2012

19

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and capital gains dividends.

Qualified Dividend Income.  The Fund designates approximately $21,399,932, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gain Dividends.  The Fund designates $90,175,534 as a capital gain dividend.

20

Worldwide Health Sciences Portfolio

August 31, 2012

Portfolio of Investments

Common Stocks — 95.94%
Security	Shares	Value	Percentage of Net Assets

Major Capitalization – Europe — 16.62%(1)
Actelion, Ltd.	738,000	$34,817,591	3.42%
Novartis AG	341,000	20,108,970	1.97
Roche Holding AG PC	367,000	66,718,210	6.55
Sanofi	562,000	45,971,509	4.51
Shire PLC ADR	18,500	1,674,990	0.17

		$169,291,270	16.62%

Major Capitalization – Far East — 6.35%(1)
Mitsubishi Tanabe Pharma Corp.	2,817,300	$41,907,730	4.12%
Ono Pharmaceutical Co., Ltd.	365,000	22,717,837	2.23

		$64,625,567	6.35%

Major Capitalization – North America — 44.29%(1)
Abbott Laboratories	688,000	$45,091,520	4.43%
Aetna, Inc.	320,000	12,291,200	1.21
Allergan, Inc.	160,000	13,780,800	1.35
Baxter International, Inc.	191,000	11,207,880	1.10
Biogen Idec, Inc.(2)	160,000	23,454,400	2.30
Bristol-Myers Squibb Co.	780,000	25,747,800	2.53
Express Scripts Holding Co.(2)	442,000	27,678,040	2.72
Gilead Sciences, Inc.(2)	641,000	36,979,290	3.63
HCA Holdings, Inc.	765,600	21,857,880	2.15
Humana, Inc.	132,000	9,250,560	0.91
Illumina, Inc.(2)	282,700	11,896,016	1.17
Life Technologies Corp.(2)	485,000	23,139,350	2.27
Merck & Co., Inc.	1,377,000	59,279,850	5.82
Pfizer, Inc.	2,127,000	50,750,220	4.98
Thermo Fisher Scientific, Inc.	162,600	9,325,110	0.91
UnitedHealth Group, Inc.	339,000	18,407,700	1.81
Watson Pharmaceuticals, Inc.(2)	246,000	20,012,100	1.96
WellPoint, Inc.	297,000	17,781,390	1.75
Zimmer Holdings, Inc.	213,000	13,159,140	1.29

		$451,090,246	44.29%

Small & Mid Capitalization – Europe — 1.55%(1)
Given Imaging, Ltd.(2)	424,000	$5,753,680	0.56%
Warner Chilcott PLC, Class A	738,200	10,054,284	0.99

		$15,807,964	1.55%

Small & Mid Capitalization – Far East — 11.22%(1)
Biosensors International Group, Ltd.(2)	13,628,000	$13,512,329	1.32%
China Shineway Pharmaceutical Group, Ltd.	5,560,900	8,433,533	0.83

Security	Shares	Value	Percentage of Net Assets

Small & Mid Capitalization – Far East (continued)
Nichi-Iko Pharmaceutical Co., Ltd.	760,400	$17,092,423	1.68%
Sawai Pharmaceutical Co., Ltd.	273,800	32,013,775	3.14
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	12,500,000	13,844,332	1.36
Towa Pharmaceutical Co., Ltd.	455,000	29,402,367	2.89

		$114,298,759	11.22%

Small & Mid Capitalization – North America — 15.91%(1)
Affymax, Inc.(2)	600,000	$10,614,000	1.04%
BioMarin Pharmaceutical, Inc.(2)	267,800	9,999,652	0.98
Dendreon Corp.(2)	952,400	4,276,276	0.42
Exact Sciences Corp.(2)	1,032,300	10,250,739	1.01
ImmunoGen, Inc.(2)	320,700	4,614,873	0.45
Impax Laboratories, Inc.(2)	411,000	9,728,370	0.96
Incyte Corp.(2)	1,260,000	25,212,600	2.48
Neurocrine Biosciences, Inc.(2)	640,200	4,724,676	0.46
NPS Pharmaceuticals, Inc.(2)	1,013,000	7,719,060	0.76
Onyx Pharmaceuticals, Inc.(2)	419,000	30,134,480	2.96
OraSure Technologies, Inc.(2)	1,145,000	11,117,950	1.09
Questcor Pharmaceuticals, Inc.(2)	282,000	12,250,080	1.20
Sequenom, Inc.(2)	1,800,000	6,606,000	0.65
Verastem, Inc.(2)	297,500	2,564,450	0.25
VIVUS, Inc.(2)	567,200	12,166,440	1.20

		$161,979,646	15.91%

Total Common Stocks (identified cost $815,421,489)		$977,093,452	95.94%

Short-Term Investments — 3.10%

Description	Interest (000’s Omitted)	Value	Percentage of Net Assets
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$31,607	$31,606,571	3.10%

Total Short-Term Investments (identified cost $31,606,571)		$31,606,571	3.10%

Total Investments (identified cost $847,028,060)		$1,008,700,023	99.04%

Other Assets, Less Liabilities		$9,797,460	0.96%

Net Assets		$1,018,497,483	100.00%

21	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Portfolio of Investments — continued

ADR	–	American Depositary Receipt
PC	–	Participation Certificate

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2012.

22	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Unaffiliated investments, at value (identified cost, $815,421,489)	$977,093,452
Affiliated investment, at value (identified cost, $31,606,571)	31,606,571
Foreign currency, at value (identified cost, $1,629)	1,632
Dividends receivable	3,504,002
Interest receivable from affiliated investment	1,874
Receivable for investments sold	3,062,011
Tax reclaims receivable	3,884,623
Total assets	$1,019,154,165

Liabilities
Payable to affiliates:
Investment adviser fee	$319,006
Management fee	297,705
Accrued expenses	39,971
Total liabilities	$656,682
Net Assets applicable to investors’ interest in Portfolio	$1,018,497,483

Sources of Net Assets
Investors’ capital	$856,715,564
Net unrealized appreciation	161,781,919
Total	$1,018,497,483

23	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends (net of foreign taxes, $1,611,803)	$20,237,797
Miscellaneous income	63,711
Interest allocated from affiliated investment	21,163
Expenses allocated from affiliated investment	(3,503)
Total investment income	$20,319,168

Expenses
Investment adviser fee	$3,990,571
Management fee	3,520,466
Trustees’ fees and expenses	40,668
Custodian fee	317,004
Legal and accounting services	78,820
Miscellaneous	41,536
Total expenses	$7,989,065
Deduct —
Reduction of custodian fee	$59
Total expense reductions	$59

Net expenses	$7,989,006

Net investment income	$12,330,162

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$107,795,115
Investment transactions allocated from affiliated investment	529
Foreign currency transactions	(377,804)
Net realized gain	$107,417,840
Change in unrealized appreciation (depreciation) —
Investments	$36,206,063
Foreign currency	(599,622)
Net change in unrealized appreciation (depreciation)	$35,606,441

Net realized and unrealized gain	$143,024,281

Net increase in net assets from operations	$155,354,443

24	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$12,330,162	$9,356,885
Net realized gain from investment and foreign currency transactions	107,417,840	95,040,167
Net change in unrealized appreciation (depreciation) from investments and foreign currency	35,606,441	39,301,226
Net increase in net assets from operations	$155,354,443	$143,698,278
Capital transactions —
Contributions	$14,663,224	$16,518,692
Withdrawals	(177,049,932)	(182,959,807)
Net decrease in net assets from capital transactions	$(162,386,708)	$(166,441,115)

Net decrease in net assets	$(7,032,265)	$(22,742,837)

Net Assets
At beginning of year	$1,025,529,748	$1,048,272,585
At end of year	$1,018,497,483	$1,025,529,748

25	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Supplementary Data

	Year Ended August 31,
Ratios/Supplemental Data	2012	2011		2010	2009	2008
Ratios (as a percentage of average daily net assets):
Expenses(1)	0.80%	1.21	%(2)	1.32%	1.34%	0.81	%(2)
Net investment income (loss)	1.24%	0.85	%(3)	(0.21)%	(0.28)%	0.39%
Portfolio Turnover	63%	43%		48%	54%	69%

Total Return	16.99%	14.00%		5.22%	(5.67)%	7.62%

Net assets, end of year (000’s omitted)	$1,018,497	$1,025,530		$1,048,273	$1,172,489	$1,664,556

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)

The investment adviser waived a portion of its investment adviser fee (equal to 0.06% of average daily net assets for the year ended August 31, 2011 and less than 0.01% of average daily net assets for the year ended August 31, 2008).

(3)	Includes special dividends equal to 0.68% of average daily net assets.

26	See Notes to Financial Statements.

Worldwide Health Sciences Portfolio

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At August 31, 2012, Eaton Vance Worldwide Health Sciences Fund held a 99.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Portfolio’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of August 31, 2012, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

27

Worldwide Health Sciences Portfolio

August 31, 2012

Notes to Financial Statements — continued

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors LLC (OrbiMed) as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets up to $500 million, 0.47% on net assets of $500 million but less than $1 billion, 0.43% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more, and is payable monthly. In addition, OrbiMed’s fee is subject to an upward or downward performance adjustment of up to 0.15% of the average daily net assets of the Portfolio depending on whether, and to what extent, the investment performance of the Portfolio differs by at least one percentage point from the record of the MSCI World Health Care Index over a 36-month performance period, except during the transition period (i.e., the 36-month period ended July 31, 2014). During the transition period, the performance adjustment is based on the blended record of (i) the S&P 500 Index for the period prior to August 1, 2011 and (ii) the MSCI World Health Care Index for the period after August 1, 2011. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2012, the Portfolio’s investment adviser fee, net of a downward performance adjustment of $831,000, amounted to $3,990,571 or 0.40% of the Portfolio’s average daily net assets.

The management fee is earned by EVM as compensation for administrative, compliance and oversight services rendered to the Portfolio. Pursuant to the management agreement and subsequent fee reduction agreement between the Portfolio and EVM effective May 1, 2012, the fee is computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.32% on net assets of $500 million but less than $1 billion, 0.29% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. The fee reduction cannot be terminated without the consent of the Trustees and interest holders of the Portfolio. Prior to May 1, 2012, the fee was computed at an annual rate of 0.375% of the Portfolio’s average daily net assets up to $500 million, 0.34% on net assets of $500 million but less than $1 billion, 0.31% on net assets of $1 billion but less than $1.5 billion and at reduced rates on average daily net assets of $1.5 billion or more. For the year ended August 31, 2012, the management fee amounted to $3,520,466 or 0.35% of the Portfolio’s average daily net assets.

Officers and Trustees of the Portfolio who are members of OrbiMed’s or EVM’s organizations receive remuneration for their services to the Portfolio out of the investment adviser or management fee. Trustees of the Portfolio who are not affiliated with the investment adviser or manager may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $613,635,254 and $717,235,337, respectively, for the year ended August 31, 2012.

28

Worldwide Health Sciences Portfolio

August 31, 2012

Notes to Financial Statements — continued

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$850,966,928

Gross unrealized appreciation	$185,152,625
Gross unrealized depreciation	(27,419,530)

Net unrealized appreciation	$157,733,095

The net unrealized appreciation on foreign currency transactions at August 31, 2012 on a federal income tax basis was $109,956.

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2012.

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

7  Concentration of Risk

As the Portfolio concentrates its investments in the health sciences industry, it will likely be affected by events that adversely affect that industry. The Portfolio has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio’s interests can also be impacted by regulatory activities that affect health sciences companies.

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

29

Worldwide Health Sciences Portfolio

August 31, 2012

Notes to Financial Statements — continued

At August 31, 2012, the hierarchy of inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Major Capitalization – Europe	$1,674,990	$167,616,280		$—	$169,291,270
Major Capitalization – Far East	—	64,625,567		—	64,625,567
Major Capitalization – North America	451,090,246	—		—	451,090,246
Small & Mid Capitalization – Europe	15,807,964	—		—	15,807,964
Small & Mid Capitalization – Far East	—	114,298,759		—	114,298,759
Small & Mid Capitalization – North America	161,979,646	—		—	161,979,646

Total Common Stocks	$630,552,846	$346,540,606	*	$—	$977,093,452

Short-Term Investments	$—	$31,606,571		$—	$31,606,571

Total Investments	$630,552,846	$378,147,177		$—	$1,008,700,023

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended August 31, 2012 is not presented. At August 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

30

Worldwide Health Sciences Portfolio

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Investors of Worldwide Health Sciences Portfolio:

We have audited the accompanying statement of assets and liabilities of Worldwide Health Sciences Portfolio (the “Portfolio”), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2012

31

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of procedures used by Eaton Vance Management (“EVM”) for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by EVM and its affiliates;

32

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met 10 times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met 10, 19, 7, 8 and 14 times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by EVM and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Worldwide Health Sciences Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Worldwide Health Sciences Fund (the “Fund”) invests, with OrbiMed Advisors LLC (“OrbiMed”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Contract Review Committee also concluded that the continuation of agreements for management services of the Portfolio and for administrative services of the Fund with EVM (together with the investment advisory agreement, the “Agreements”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended the Board approval of such Agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the Agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the Agreements.

Nature, Extent and Quality of Services

In considering whether to approve the Agreements, the Board evaluated the nature, extent and quality of services provided to the Portfolio by OrbiMed and to the Portfolio and the Fund by EVM. The Board considered that since the inception of the Portfolio, the Board has viewed OrbiMed and EVM as providing a package of inter-related services that together are necessary and appropriate for the management of the Portfolio and administration of the Fund.

The Board considered OrbiMed’s and EVM’s management capabilities and OrbiMed’s investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted OrbiMed’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at OrbiMed were appropriate to fulfill effectively its duties on behalf of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of OrbiMed to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of OrbiMed, EVM and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of OrbiMed, EVM and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

33

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of the package of inter-related services provided by OrbiMed and EVM, taken as a whole, are appropriate and consistent with the terms of the Agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a customized peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2011 for the Fund. On the basis of the foregoing and other relevant information provided by OrbiMed and EVM in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any management and administrative fee rates, payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services. The Board considered the fact that, at the request of the Contract Review Committee, EVM had agreed to reduce the fees paid to EVM for its management of the Fund in an agreed upon amount, such reduction to be effective May 1, 2012.

In considering the management fees and the Fund’s estimated total expense ratio, the Board noted that the advisory fee is subject to a performance-based adjustment that is intended to align the interests of OrbiMed with the interests of shareholders and that the performance-based adjustment varies based on whether the Fund outperforms or underperforms its benchmark index by at least 1.00% and based on its average daily net assets over the entire performance measurement period. The Board further noted that, for the performance measurement period ended September 30, 2011, the performance-based adjustment had a material effect on the amount of management fees and the total expense ratio of the Fund, and it reviewed, on a pro forma basis, expense data identifying the fees that would have been paid if the performance-based adjustment had not applied. The Board also considered that new fee arrangements had taken effect on August 1, 2011, and the Board reviewed, on a pro forma basis, the total fees that would have been paid if those arrangements had been in place for the entire period ended September 30, 2011.

After reviewing the foregoing information, and in light of the nature, extent and quality of the package of inter-related services provided by OrbiMed and EVM under the Agreements, the Board concluded that the management fees charged for services provided pursuant to the Agreements are reasonable.

Profitability

The Board reviewed the level of profits realized by OrbiMed and EVM and relevant affiliates thereof in providing services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by OrbiMed or EVM without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by OrbiMed or EVM in connection with their relationships with the Fund and the Portfolio, including the benefits to OrbiMed of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the package of inter-related services rendered by OrbiMed and EVM, the profits realized by OrbiMed and EVM are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which OrbiMed and EVM, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and OrbiMed’s and EVM’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the management fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from economies of scale in the future.

34

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of the Eaton Vance Growth Trust (the Trust) and Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer, with the exception of Mr. Isaly, is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. and “OrbiMed” refers to OrbiMed Advisors LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolio.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

35

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 1957	President of the Trust and Vice President of the Portfolio	President of the Trust since 2011 and Vice President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Samuel D. Isaly(2) 1945	President of the Portfolio	Since 2002	Managing Partner of OrbiMed.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR.

36

Eaton Vance

Worldwide Health Sciences Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust and the Portfolio	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(2)	The business address for Mr. Isaly is 601 Lexington Avenue, 54th Floor, New York, NY 10022.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

37

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

38

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Sponsor and Manager of

Worldwide Health Sciences Portfolio and

Administrator of Eaton Vance Worldwide Health

Sciences Fund

Eaton Vance Management

Two International Place

Boston, MA 02110

Adviser of Worldwide Health Sciences Portfolio

OrbiMed Advisors LLC

601 Lexington Avenue

54th Floor

New York, NY 10022-4629

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

426-10/12	HSSRC

Eaton Vance Richard Bernstein Equity Strategy Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Richard Bernstein Equity Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	24

Federal Tax Information	25

Board of Trustees’ Contract Approval	26

Management and Organization	29

Important Notices	31

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global equity markets went on a roller coaster ride during the 12-month period ended August 31, 2012. Reacting to the swings of the European sovereign debt crisis along with concerns about a slowing global economy, investors drove stocks up and down in repeated cycles through the period. In the fourth quarter of 2011, global equities bottomed out in early October and then rallied strongly before cooling off in the final two months of 2011. However, amid positive economic signals in January 2012, global stock markets began a sustained rally that continued through late March, driving some indices to multi-year highs. The market rally fizzled in April as the European debt crisis again intensified and economic indicators weakened in the U.S., China and much of the rest of the world. In contrast to the previous two years, however, global equities rebounded during the summer months of 2012 amid hopes for a resolution to the European crisis and expectations of another round of economic stimulus by the U.S. Federal Reserve.

With the summer rebound, the net result of this roller coaster ride was a gain for many of the major equity indices over the 12-month period ending August 31, 2012. The Fund’s benchmark, the MSCI All Country World Index (the Index),2 rose 6.22% for the period. In the U.S., the S&P 500 Index gained 18.00%. Restrained by Europe’s continuing debt woes, the FTSE Eurotop 100 Index gained 1.64% for the period. The broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index fell 0.04%.

Emerging markets experienced a more challenging 12-month period. Most notably, China, an economic powerhouse in recent years, saw its economic growth slow during the period. The MSCI China Index fell 8.25% for the 12-month period, while the broader-based MSCI Emerging Markets Index lost 5.80%.

Fund Performance

For the fiscal year ending August 31, 2012, the Eaton Vance Richard Bernstein Equity Strategy Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 9.46%, outperforming the Index.

With corporate earnings growth slowing worldwide, management took a somewhat defensive approach in regional investment allocation as well as sector weightings during the period. The Fund outperformed the Index primarily due to its overweight in U.S. equities. Although U.S. economic growth remained sluggish, management expected U.S. corporate earnings to be stronger than in other global regions, especially emerging markets. For the 12-month period, U.S. equities in the Index outperformed both emerging markets and other developed markets. Within the U.S., management focused on companies with predominantly domestic sales, as opposed to those with significant overseas revenues.

Corresponding to the overweight in U.S. equities, emerging markets as well as other developed markets were significantly underweighted, contributing to the Fund’s outperformance relative to the Index.

Within the 10 economic sectors the Fund was invested, nine showed a positive return versus the Index for the period. A significant overweight in the health care sector contributed to the Fund’s outperformance relative to the Index. Management’s investment approach emphasized the health care sector’s underlying profit fundamentals over the political issues tied to the sector.

In the consumer discretionary sector, a combination of the Fund’s investments in individual equities as well as exchange-traded funds (ETFs) produced a sector overweight that contributed to relative performance versus the Index. The selection of U.S.-focused stocks and ETFs within consumer discretionary also boosted results.

The Fund’s biggest sector underweight, the underperforming financials group, aided relative performance versus the Index. Within the sector, management limited holdings to U.S. stocks in seeking to minimize the financial sector risks in Europe and other parts of the world. In particular, holdings of U.S. regional and community-based commercial banks contributed to relative results versus the Index. In addition to financials, the Fund’s underweights in the materials and industrials sectors, both more sensitive to economic cycles, boosted relative performance versus the Index. Consumer staples was the only sector in which the Fund underperformed the Index for the 12-month period.

During the period, management increased the Fund’s exposure to U.S. small-cap stocks in anticipation of a potentially improving profit cycle for smaller companies. The selection of U.S.-focused stocks and ETFs within the small-cap segment, including the community-based banks mentioned above, helped relative Fund performance versus the Index for the twelve-month period ending August 31, 2012.

Overall, in a period of slowing global profit growth and changing market sentiment, management believes that the Fund’s “go anywhere” equity strategy allowed it to make investment decisions that led to outperformance versus the Index for the twelve-month period ending August 31, 2012.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Average Annual Total Returns	Inception Date	One Year	Since Inception
Class A at NAV	10/12/2010	9.46%	4.74%
Class A with 5.75% Maximum Sales Charge	—	3.15	1.51
Class C at NAV	10/12/2010	8.70	3.91
Class C with 1% Maximum Sales Charge	—	7.70	3.91
Class I at NAV	10/12/2010	9.63	4.94
MSCI All Country World Index	10/12/2010	6.22%	3.97%

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
	1.43%	2.18%	1.18%

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of $10,000	Period Beginning	At NAV	With Maximum Sales Charge
Class A	10/12/10	$10,914	$10,286
Class C	10/12/10	$10,750	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Fund Profile

Country Allocation (% of net assets)5

Equity Sector Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

Consumer Discretionary Select Sector SPDR Fund	5.9%
Apple, Inc.	2.1
Vanguard Extended Market ETF	2.0
Nestle SA	1.2
Procter & Gamble Co.	1.1
Google, Inc., Class A	1.0
AT&T, Inc.	0.9
Johnson & Johnson	0.9
Pfizer, Inc.	0.9
Coca-Cola Co. (The)	0.9
Total	16.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

MSCI All Country World Index is an unmanaged free float-adjusted market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI China Index is an unmanaged index designed to measure the performance of Chinese stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

[4]	Source: Fund prospectus.
[5]

The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the charts, allocations with respect to the Fund’s investments in ETFs are based on the portfolio composition of each ETF as of the Fund’s report date.

[6]	Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

Important Notice to Shareholders

The Board of Trustees recently approved a change in the Fund’s investment policies which allows the Fund to buy or sell currencies for investment or hedging purposes. The Fund may invest up to 20% of its net assets in fixed-income securities, including securities of any rating or that are unrated and/ or in currencies. If the Fund were to invest in currencies, it would be done primarily through the buying or selling of forward foreign currency exchange contracts.

5

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)	Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,032.30	$6.85	1.34%
Class C	$1,000.00	$1,028.70	$10.66	2.09%
Class I	$1,000.00	$1,033.30	$5.57	1.09%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.80	1.34%
Class C	$1,000.00	$1,014.60	$10.58	2.09%
Class I	$1,000.00	$1,019.70	$5.53	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012.

6

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Portfolio of Investments

Common Stocks — 90.6%

Security	Shares	Value

Aerospace & Defense — 1.5%
Boeing Co. (The)	7,637	$545,282
Honeywell International, Inc.	12,952	757,044
Precision Castparts Corp.	6,911	1,113,224
Raytheon Co.	12,599	712,096
United Technologies Corp.	17,798	1,421,170

		$4,548,816

Automobiles — 1.2%
Ford Motor Co.	106,284	$992,693
Hyundai Motor Co.	4,067	866,149
Toyota Motor Corp.	41,400	1,646,274

		$3,505,116

Beverages — 2.4%
Asahi Group Holdings, Ltd.	35,500	$861,501
Coca-Cola Co. (The)	68,692	2,569,081
Diageo PLC	37,828	1,034,007
Kirin Holdings Co., Ltd.	58,000	725,049
PepsiCo, Inc.	27,736	2,008,919

		$7,198,557

Biotechnology — 2.8%
Amgen, Inc.	27,894	$2,340,864
Biogen Idec, Inc.(1)	10,661	1,562,796
Celgene Corp.(1)	15,603	1,124,040
Gilead Sciences, Inc.(1)	33,436	1,928,923
Isis Pharmaceuticals, Inc.(1)	116,134	1,580,584

		$8,537,207

Chemicals — 1.1%
Dow Chemical Co. (The)	35,842	$1,050,529
Monsanto Co.	18,708	1,629,654
Potash Corp. of Saskatchewan, Inc.	16,482	674,830

		$3,355,013

Commercial Banks — 6.9%
Associated Banc-Corp.	23,711	$307,295
Bank of the Ozarks, Inc.	27,213	873,537
City Holding Co.	21,142	721,365
Columbia Banking System, Inc.	38,242	682,237
Community Bank System, Inc.	26,945	755,538
F.N.B. Corp.	117,531	1,286,964
First Financial Bancorp	42,828	697,240

Security	Shares	Value

Commercial Banks (continued)
First Financial Bankshares, Inc.	21,748	$756,395
First Midwest Bancorp, Inc.	104,668	1,236,129
FirstMerit Corp.	25,240	396,016
Glacier Bancorp, Inc.	86,199	1,328,327
Huntington Bancshares, Inc.	48,185	318,021
MB Financial, Inc.	15,282	312,058
National Penn Bancshares, Inc.	124,855	1,111,209
Old National Bancorp	92,726	1,223,983
PacWest Bancorp	37,756	878,960
Park National Corp.	4,628	311,696
PrivateBancorp, Inc.	20,912	340,866
S&T Bancorp, Inc.	37,610	652,533
Susquehanna Bancshares, Inc.	131,164	1,378,534
Texas Capital Bancshares, Inc.(1)	25,443	1,170,887
UMB Financial Corp.	19,036	933,335
Umpqua Holdings Corp.	83,929	1,060,863
United Bankshares, Inc.	34,806	846,830
Wintrust Financial Corp.	33,612	1,257,425

		$20,838,243

Commercial Services & Supplies — 0.3%
Covanta Holding Corp.	18,160	$310,536
Tetra Tech, Inc.(1)	11,195	290,398
Waste Connections, Inc.	10,359	299,893

		$900,827

Communications Equipment — 0.6%
Cisco Systems, Inc.	36,146	$689,665
QUALCOMM, Inc.	19,306	1,186,547

		$1,876,212

Computers & Peripherals — 2.6%
Apple, Inc.	9,497	$6,317,784
EMC Corp.(1)	39,287	1,032,855
Hewlett-Packard Co.	28,851	487,005

		$7,837,644

Construction & Engineering — 0.7%
Dycom Industries, Inc.(1)	16,843	$244,560
EMCOR Group, Inc.	11,413	315,341
Granite Construction, Inc.	12,930	356,480
MasTec, Inc.(1)	20,275	369,816
Primoris Services Corp.	25,336	311,633
Quanta Services, Inc.(1)	13,175	316,200

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering (continued)
Tutor Perini Corp.(1)	26,131	$277,250

		$2,191,280

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	76,795	$2,813,769
CenturyLink, Inc.	39,649	1,675,567
Telefonica SA	89,651	1,132,983
Verizon Communications, Inc.	32,712	1,404,653

		$7,026,972

Electric Utilities — 5.0%
American Electric Power Co., Inc.	35,411	$1,522,319
Duke Energy Corp.	26,214	1,698,143
Edison International	29,889	1,308,839
Entergy Corp.	18,341	1,248,655
Exelon Corp.	41,700	1,520,799
FirstEnergy Corp.	35,609	1,556,113
NextEra Energy, Inc.	30,145	2,029,060
PPL Corp.	45,080	1,322,197
Southern Co. (The)	35,992	1,631,518
Xcel Energy, Inc.	46,661	1,301,375

		$15,139,018

Electrical Equipment — 1.0%
Acuity Brands, Inc.	5,746	$368,663
AZZ, Inc.	11,388	361,683
Emerson Electric Co.	17,302	877,557
Encore Wire Corp.	12,003	339,925
Generac Holdings, Inc.	11,974	258,040
Global Power Equipment Group, Inc.	15,011	292,715
Hubbell, Inc., Class B	4,842	391,330

		$2,889,913

Electronic Equipment, Instruments & Components — 0.3%
Corning, Inc.	81,794	$980,710

		$980,710

Energy Equipment & Services — 1.0%
Cameron International Corp.(1)	7,591	$415,304
Halliburton Co.	11,497	376,642
National Oilwell Varco, Inc.	7,944	625,987
Noble Corp.	15,411	587,775
Schlumberger, Ltd.	11,854	857,992
Weatherford International, Ltd.(1)	18,718	220,124

		$3,083,824

Security	Shares	Value

Food & Staples Retailing — 3.8%
Costco Wholesale Corp.	16,373	$1,602,426
CVS Caremark Corp.	41,595	1,894,652
Kroger Co. (The)	53,866	1,200,134
Sysco Corp.	41,858	1,268,297
Tesco PLC	131,936	704,603
Wal-Mart Stores, Inc.	27,738	2,013,779
Walgreen Co.	20,715	740,768
Whole Foods Market, Inc.	20,846	2,016,851

		$11,441,510

Food Products — 3.9%
Archer-Daniels-Midland Co.	43,103	$1,153,005
General Mills, Inc.	37,928	1,491,708
Green Mountain Coffee Roasters, Inc.(1)	12,031	292,474
H.J. Heinz Co.	23,309	1,298,777
Kellogg Co.	28,478	1,442,411
Kraft Foods, Inc., Class A	28,037	1,164,377
Mead Johnson Nutrition Co.	16,988	1,245,730
Nestle SA	59,232	3,679,705

		$11,768,187

Health Care Equipment & Supplies — 3.6%
Baxter International, Inc.	15,287	$897,041
Becton, Dickinson and Co.	19,290	1,465,654
Covidien PLC	21,751	1,219,144
Intuitive Surgical, Inc.(1)	1,645	808,995
Medtronic, Inc.	40,172	1,633,393
St. Jude Medical, Inc.	35,508	1,340,782
Stryker Corp.	30,915	1,646,533
Terumo Corp.	15,200	676,162
Zimmer Holdings, Inc.	21,670	1,338,773

		$11,026,477

Health Care Providers & Services — 5.4%
Aetna, Inc.	21,607	$829,925
AmerisourceBergen Corp.	39,055	1,504,399
Cardinal Health, Inc.	31,439	1,243,412
Cigna Corp.	34,354	1,572,383
Express Scripts Holding Co.(1)	31,904	1,997,828
HCA Holdings, Inc.	47,861	1,366,432
Humana, Inc.	13,645	956,242
IPC The Hospitalist Co., Inc.(1)	14,442	638,192
McKesson Corp.	20,012	1,743,245
Triple-S Management Corp., Class B(1)	42,773	874,280
UnitedHealth Group, Inc.	40,718	2,210,987

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)
WellPoint, Inc.	21,714	$1,300,017

		$16,237,342

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp.	12,580	$1,125,784

		$1,125,784

Household Products — 2.5%
Colgate-Palmolive Co.	10,823	$1,150,593
Kimberly-Clark Corp.	22,013	1,840,287
Procter & Gamble Co.	51,039	3,429,311
Reckitt Benckiser Group PLC	19,689	1,113,465

		$7,533,656

Independent Power Producers & Energy Traders — 1.3%
Calpine Corp.(1)	102,900	$1,805,895
NRG Energy, Inc.	94,472	2,016,033

		$3,821,928

Industrial Conglomerates — 1.2%
3M Co.	13,872	$1,284,547
General Electric Co.	65,169	1,349,650
Tyco International, Ltd.	15,555	876,991

		$3,511,188

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.(1)	6,009	$1,491,614

		$1,491,614

Internet Software & Services — 1.7%
eBay, Inc.(1)	29,754	$1,412,422
Google, Inc., Class A(1)	4,309	2,952,053
Yahoo! Inc.(1)	44,381	650,182

		$5,014,657

IT Services — 1.7%
Accenture PLC, Class A	15,807	$973,711
International Business Machines Corp.	9,358	1,823,406
MasterCard, Inc., Class A	2,516	1,064,017
Visa, Inc., Class A	4,343	556,990
Western Union Co.	49,639	874,143

		$5,292,267

Security	Shares	Value

Life Sciences Tools & Services — 0.9%
Agilent Technologies, Inc.	44,083	$1,638,124
Thermo Fisher Scientific, Inc.	19,459	1,115,974

		$2,754,098

Machinery — 2.2%
American Railcar Industries, Inc.(1)	11,813	$337,143
Caterpillar, Inc.	11,806	1,007,406
Deere & Co.	10,909	819,375
Fanuc, Ltd.	5,800	953,005
FreightCar America, Inc.	13,712	245,719
Greenbrier Cos., Inc.(1)	19,689	284,506
Oshkosh Corp.(1)	14,921	378,098
RBC Bearings, Inc.(1)	7,620	350,444
Stanley Black & Decker, Inc.	12,968	853,035
Titan International, Inc.	13,961	291,506
Trimas Corp.(1)	15,820	340,130
Trinity Industries, Inc.	12,457	353,031
Wabash National Corp.(1)	48,536	324,706

		$6,538,104

Media — 3.9%
CBS Corp., Class B	40,117	$1,457,852
Comcast Corp., Class A	46,682	1,565,247
DIRECTV(1)	18,676	972,833
McGraw-Hill Cos., Inc. (The)	23,494	1,202,893
News Corp., Class A	69,227	1,619,220
Time Warner Cable, Inc.	14,088	1,251,296
Time Warner, Inc.	28,657	1,190,698
Viacom, Inc., Class B	19,794	989,898
Walt Disney Co. (The)	31,022	1,534,658

		$11,784,595

Metals & Mining — 1.5%
BHP Billiton, Ltd.	70,732	$2,342,117
Freeport-McMoRan Copper & Gold, Inc.	17,808	643,047
Nucor Corp.	15,912	599,087
Rio Tinto PLC	18,872	823,937

		$4,408,188

Multi-Utilities — 2.7%
Consolidated Edison, Inc.	27,513	$1,667,838
Dominion Resources, Inc.	35,428	1,859,261
PG&E Corp.	37,146	1,612,508
Public Service Enterprise Group, Inc.	47,718	1,510,752
Sempra Energy	21,050	1,393,510

		$8,043,869

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Multiline Retail — 0.4%
Target Corp.	18,851	$1,208,161

		$1,208,161

Oil, Gas & Consumable Fuels — 4.1%
Anadarko Petroleum Corp.	7,925	$548,965
Apache Corp.	6,099	522,989
BG Group PLC	13,298	271,948
BP PLC	143,738	1,008,254
Canadian Natural Resources, Ltd.	8,462	257,444
Chevron Corp.	8,089	907,262
ConocoPhillips	11,003	624,860
Devon Energy Corp.	7,671	443,614
EOG Resources, Inc.	5,526	598,466
Exxon Mobil Corp.	17,556	1,532,639
Hess Corp.	4,965	250,881
Husky Energy, Inc.	12,977	343,201
Marathon Oil Corp.	18,459	513,529
Marathon Petroleum Corp.	12,926	668,921
Noble Energy, Inc.	5,532	486,263
Occidental Petroleum Corp.	4,378	372,174
Peabody Energy Corp.	10,288	222,529
Phillips 66	5,501	231,042
Plains Exploration & Production Co.(1)	10,445	410,697
Spectra Energy Corp.	11,645	329,088
Suncor Energy, Inc.	14,563	455,172
Total SA	5,321	265,288
Valero Energy Corp.	20,091	628,045
Williams Cos., Inc.	11,657	376,171

		$12,269,442

Personal Products — 0.7%
Estee Lauder Cos., Inc. (The), Class A	21,358	$1,280,412
Kao Corp.	27,400	829,386

		$2,109,798

Pharmaceuticals — 8.5%
Abbott Laboratories	26,354	$1,727,241
Allergan, Inc.	17,968	1,547,584
Astellas Pharma, Inc.	19,800	969,538
AstraZeneca PLC	23,810	1,113,755
Bristol-Myers Squibb Co.	33,962	1,121,086
Daiichi Sankyo Co., Ltd.	36,200	599,456
Eisai Co., Ltd.	17,700	809,866
Eli Lilly & Co.	41,900	1,881,729
GlaxoSmithKline PLC	75,488	1,711,023

Security	Shares	Value

Pharmaceuticals (continued)
Johnson & Johnson	40,837	$2,753,639
Merck & Co., Inc.	41,838	1,801,126
Novartis AG	40,808	2,406,472
Novo Nordisk A/S, Class B	5,592	878,547
Pfizer, Inc.	107,949	2,575,663
Roche Holding AG PC	3,199	581,557
Sanofi	15,881	1,299,063
Takeda Pharmaceutical Co., Ltd.	19,000	893,256
Teva Pharmaceutical Industries, Ltd.	24,104	955,475

		$25,626,076

Real Estate Investment Trusts (REITs) — 0.4%
American Tower Corp.	18,198	$1,281,139

		$1,281,139

Road & Rail — 0.2%
Union Pacific Corp.	6,164	$748,556

		$748,556

Semiconductors & Semiconductor Equipment — 0.5%
Intel Corp.	25,428	$631,377
Texas Instruments, Inc.	26,739	776,501

		$1,407,878

Software — 1.9%
Activision Blizzard, Inc.	52,478	$617,141
Adobe Systems, Inc.(1)	27,966	874,497
CA, Inc.	42,700	1,111,481
Microsoft Corp.	69,995	2,157,246
Oracle Corp.	32,689	1,034,607

		$5,794,972

Specialty Retail — 0.5%
Home Depot, Inc. (The)	17,077	$969,120
Lowe’s Companies, Inc.	19,509	555,616

		$1,524,736

Textiles, Apparel & Luxury Goods — 0.3%
NIKE, Inc., Class B	10,904	$1,061,613

		$1,061,613

Thrifts & Mortgage Finance — 1.4%
Brookline Bancorp, Inc.	125,041	$1,061,598
Northwest Bancshares, Inc.	101,055	1,220,744

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Oritani Financial Corp.	79,236	$1,159,223
Provident Financial Services, Inc.	54,843	846,776

		$4,288,341

Tobacco — 3.3%
Altria Group, Inc.	45,497	$1,545,078
British American Tobacco PLC	30,461	1,596,431
Imperial Tobacco Group PLC	18,658	727,940
Japan Tobacco, Inc.	31,000	939,958
Lorillard, Inc.	11,227	1,409,101
Philip Morris International, Inc.	27,376	2,444,677
Reynolds American, Inc.	29,567	1,363,039

		$10,026,224

Trading Companies & Distributors — 0.2%
Mitsubishi Corp.	36,400	$673,977

		$673,977

Wireless Telecommunication Services — 1.3%
China Mobile, Ltd.	124,000	$1,327,261
Crown Castle International Corp.(1)	29,974	1,902,150
Vodafone Group PLC	286,216	825,434

		$4,054,845

Total Common Stocks (identified cost $245,380,185)		$273,778,574

Exchange-Traded Funds — 7.9%

Security	Shares	Value

Equity Funds — 7.9%
Consumer Discretionary Select Sector SPDR Fund	391,712	$17,842,482
Vanguard Extended Market ETF	104,195	6,053,729

Total Exchange-Traded Funds (identified cost $22,555,967)		$23,896,211

Short-Term Investments — 1.8%
Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.12%(2)	$5,456	$5,455,663

Total Short-Term Investments (identified cost $5,455,663)		$5,455,663

Total Investments — 100.3% (identified cost $273,391,815)		$303,130,448

Other Assets, Less Liabilities — (0.3)%		$(918,659)

Net Assets — 100.0%		$302,211,789

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2012.

Country Concentration of Portfolio

Country	Percentage of Net Assets	Value
United States	76.4%	$230,927,340
United Kingdom	3.6	10,930,797
Japan	3.5	10,577,428
Switzerland	2.8	8,352,624
Australia	0.8	2,342,117
Ireland	0.7	2,192,855
Canada	0.6	1,730,647
France	0.5	1,564,351
China	0.4	1,327,261
Spain	0.4	1,132,983
Israel	0.3	955,475
Denmark	0.3	878,547
South Korea	0.3	866,149

Common Stocks	90.6%	$273,778,574
Exchange-Traded Funds	7.9	23,896,211
Short-Term Investments	1.8	5,455,663

Total Investments	100.3%	$303,130,448

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Unaffiliated investments, at value (identified cost, $267,936,152)	$297,674,785
Affiliated investment, at value (identified cost, $5,455,663)	5,455,663
Foreign currency, at value (identified cost, $46,993)	46,923
Dividends receivable	666,639
Interest receivable from affiliated investment	934
Receivable for Fund shares sold	428,777
Tax reclaims receivable	83,638
Total assets	$304,357,359

Liabilities
Payable for Fund shares redeemed	$1,772,586
Payable to affiliates:
Investment adviser and administration fee	233,513
Distribution and service fees	76,168
Accrued expenses	63,303
Total liabilities	$2,145,570
Net Assets	$302,211,789

Sources of Net Assets
Paid-in capital	$321,409,000
Accumulated net realized loss	(50,764,898)
Accumulated undistributed net investment income	1,832,285
Net unrealized appreciation	29,735,402
Total	$302,211,789

Class A Shares
Net Assets	$90,061,024
Shares Outstanding	8,302,479
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.85
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.51

Class C Shares
Net Assets	$66,254,229
Shares Outstanding	6,164,914
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.75

Class I Shares
Net Assets	$145,896,536
Shares Outstanding	13,430,980
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.86

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Statement of Operations

Investment Income	Year Ended August 31, 2012
Dividends (net of foreign taxes, $164,934)	$7,897,454
Interest allocated from affiliated investment	19,212
Expenses allocated from affiliated investment	(3,127)
Total investment income	$7,913,539

Expenses
Investment adviser and administration fee	$3,043,440
Distribution and service fees
Class A	239,311
Class C	749,657
Trustees’ fees and expenses	13,420
Custodian fee	166,997
Transfer and dividend disbursing agent fees	281,965
Legal and accounting services	53,818
Printing and postage	37,753
Registration fees	86,232
Miscellaneous	25,009
Total expenses	$4,697,602

Net investment income	$3,215,937

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(21,480,781)
Investment transactions allocated from affiliated investment	404
Financial futures contracts	319,466
Foreign currency transactions	(155,929)
Net realized loss	$(21,316,840)
Change in unrealized appreciation (depreciation) —
Investments	$45,236,251
Foreign currency	(3,664)
Net change in unrealized appreciation (depreciation)	$45,232,587

Net realized and unrealized gain	$23,915,747

Net increase in net assets from operations	$27,131,684

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended August 31, 2012	Period Ended August 31, 2011(1)
From operations —
Net investment income	$3,215,937	$1,028,468
Net realized loss from investment transactions, financial futures contracts and foreign currency transactions	(21,316,840)	(29,908,448)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	45,232,587	(15,497,185)
Net increase (decrease) in net assets from operations	$27,131,684	$(44,377,165)
Distributions to shareholders —
From net investment income
Class A	$(547,555)	$—
Class I	(1,417,663)	—
Total distributions to shareholders	$(1,965,218)	$—
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,704,296	$155,030,785
Class C	8,867,076	95,866,524
Class I	40,105,056	317,364,822
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	328,490	—
Class I	122,837	—
Cost of shares redeemed
Class A	(53,235,164)	(31,317,320)
Class C	(30,115,424)	(5,594,745)
Class I	(131,653,868)	(69,050,877)
Net increase (decrease) in net assets from Fund share transactions	$(140,876,701)	$462,299,189

Net increase (decrease) in net assets	$(115,710,235)	$417,922,024

Net Assets
At beginning of period	$417,922,024	$—
At end of period	$302,211,789	$417,922,024

Accumulated undistributed net investment income included in net assets
At end of period	$1,832,285	$756,077

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Financial Highlights

	Class A
	Year Ended August 31, 2012	Period Ended August 31, 2011(1)
Net asset value — Beginning of period	$9.970	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.102	$0.047
Net realized and unrealized gain (loss)	0.836	(0.077)

Total income (loss) from operations	$0.938	$(0.030)

Less Distributions
From net investment income	$(0.058)	$—

Total distributions	$(0.058)	$—

Net asset value — End of period	$10.850	$9.970

Total Return(3)	9.46%	(0.30	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$90,061	$110,839
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.35%	1.43	%(6)
Net investment income	1.00%	0.49	%(6)
Portfolio Turnover	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Financial Highlights — continued

	Class C
	Year Ended August 31, 2012	Period Ended August 31, 2011(1)
Net asset value — Beginning of period	$9.890	$10.000

Income (Loss) From Operations
Net investment income (loss)(2)	$0.025	$(0.026)
Net realized and unrealized gain (loss)	0.835	(0.084)

Total income (loss) from operations	$0.860	$(0.110)

Net asset value — End of period	$10.750	$9.890

Total Return(3)	8.70%	(1.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$66,254	$81,599
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.10%	2.18	%(6)
Net investment income (loss)	0.25%	(0.27	)%(6)
Portfolio Turnover	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Financial Highlights — continued

	Class I
	Year Ended August 31, 2012	Period Ended August 31, 2011(1)
Net asset value — Beginning of period	$9.990	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.126	$0.067
Net realized and unrealized gain (loss)	0.828	(0.077)

Total income (loss) from operations	$0.954	$(0.010)

Less Distributions
From net investment income	$(0.084)	$—

Total distributions	$(0.084)	$—

Net asset value — End of period	$10.860	$9.990

Total Return(3)	9.63%	(0.10	)%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$145,897	$225,484
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.10%	1.18	%(6)
Net investment income	1.24%	0.70	%(6)
Portfolio Turnover	42%	109	%(4)

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein Equity Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course.

Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At August 31, 2012, the Fund, for federal income tax purposes, had current year deferred capital losses of $50,600,892 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce

18

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The current year deferred capital losses are treated as arising on the first day of the Fund’s next taxable year.

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

19

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the year ended August 31, 2012 and for the period from the start of business, October 12, 2010, to August 31, 2011 was as follows:

	Year Ended August 31, 2012	Period Ended August 31, 2011

Distributions declared from:

Ordinary income	$1,965,218	$—

During the year ended August 31, 2012, accumulated net realized loss was decreased by $174,511 and accumulated undistributed net investment income was decreased by $174,511 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,819,609
Deferred capital losses	$(50,600,892)
Net unrealized appreciation	$29,584,072

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended August 31, 2012, the investment adviser and administration fee amounted to $3,043,440 or 0.90% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

EVM and RBA had agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses exceeded 1.50%, 2.25% and 1.25% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2011. Pursuant to this agreement, no operating expenses were allocated to EVM and RBA for the year ended August 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended August 31, 2012, EVM earned $2,153 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $41,946 as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2012. EVD also received distribution and services fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended August 31, 2012 amounted to $239,311 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended August 31, 2012, the Fund paid or accrued to EVD $562,243 for Class C shares.

20

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended August 31, 2012 amounted to $187,414 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended August 31, 2012, the Fund was informed that EVD received approximately $77,000 and $1,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $134,723,358 and $247,361,796, respectively, for the year ended August 31, 2012.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended August 31, 2012	Period Ended August 31, 2011(1)

Sales	2,440,973	14,094,858
Issued to shareholders electing to receive payments of distributions in Fund shares	33,383	—
Redemptions	(5,289,365)	(2,977,370)

Net increase (decrease)	(2,815,009)	11,117,488

Class C	Year Ended August 31, 2012	Period Ended August 31, 2011(1)

Sales	873,985	8,776,371
Redemptions	(2,955,850)	(529,592)

Net increase (decrease)	(2,081,865)	8,246,779

Class I	Year Ended August 31, 2012	Period Ended August 31, 2011(1)

Sales	3,950,434	29,108,122
Issued to shareholders electing to receive payments of distributions in Fund shares	12,484	—
Redemptions	(13,112,471)	(6,527,589)

Net increase (decrease)	(9,149,553)	22,580,533

(1)	For the period from the start of business, October 12, 2010, to August 31, 2011.

21

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$273,543,145

Gross unrealized appreciation	$39,641,598
Gross unrealized depreciation	(10,054,295)

Net unrealized appreciation	$29,587,303

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At August 31, 2012, there were no obligations outstanding under these financial instruments.

During the year ended August 31, 2012, the Fund entered into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended August 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Futures contracts	$319,466	(1)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended August 31, 2012, which is indicative of the volume of this derivative type, was approximately $2,099,000.

10  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended August 31, 2012.

11  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers

22

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

(particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$19,189,196	$2,512,423		$—	$21,701,619
Consumer Staples	37,865,887	12,212,045		—	50,077,932
Energy	13,807,776	1,545,490		—	15,353,266
Financials	26,407,723	—		—	26,407,723
Health Care	51,287,030	12,894,170		—	64,181,200
Industrials	20,375,679	1,626,982		—	22,002,661
Information Technology	28,204,340	—		—	28,204,340
Materials	4,597,147	3,166,054		—	7,763,201
Telecommunication Services	7,796,139	3,285,678		—	11,081,817
Utilities	27,004,815	—		—	27,004,815

Total Common Stocks	$236,535,732	$37,242,842	*	$—	$273,778,574

Exchange-Traded Funds	$23,896,211	$—		$—	$23,896,211
Short-Term Investments	—	5,455,663		—	5,455,663

Total Investments	$260,431,943	$42,698,505		$—	$303,130,448

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of August 31, 2011 whose fair value was determined using Level 3 inputs. At August 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

23

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein Equity Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2012, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period from the start of business, October 12, 2010, to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein Equity Strategy Fund as of August 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, October 12, 2010, to August 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 17, 2012

24

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $8,015,960, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

25

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2012, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2012, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

26

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2012, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met ten, nineteen, seven, eight and fourteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance Richard Bernstein Equity Strategy Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Richard Bernstein Advisors LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement and the sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the principal elements of the investment process and portfolio construction techniques employed by the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and the sub-advisory agreement.

27

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Board of Trustees’ Contract Approval — continued

Fund Performance

In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2011, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

28

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

29

Eaton Vance

Richard Bernstein Equity Strategy Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

31

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

520 Madison Avenue, 28th Floor

New York, NY 10022

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

4887-10/12	RBMMESRC

Eaton Vance Richard Bernstein All Asset Strategy Fund Annual Report August 31, 2012

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report August 31, 2012

Eaton Vance

Richard Bernstein All Asset Strategy Fund

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	25

Federal Tax Information	26

Management and Organization	27

Important Notices	29

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Global equity markets went on a roller coaster ride during the period from September 30, 2011 through August 31, 2012. Reacting to the swings of the European sovereign debt crisis along with concerns about a slowing global economy, investors drove stocks up and down in repeated cycles through the period. In the fourth quarter of 2011, global equities bottomed out in early October and then rallied strongly before cooling off in the final two months of 2011. However, amid positive economic signals in January 2012, global stock markets began a sustained rally that continued through late March, driving some indices to multi-year highs. The market rally fizzled in April as the European debt crisis again intensified and economic indicators weakened in the U.S., China and much of the rest of the world. In contrast to the previous two years, however, global equities rebounded during the summer months of 2012 amid hopes for a resolution to the European crisis and expectations of another round of economic stimulus by the U.S. Federal Reserve.

With the summer rebound, the net result of this roller coaster ride was a solid gain for global equities over the 11-month period ending August 31, 2012. The MSCI All Country World Index2 rose 17.29% for the period. In the U.S., the S&P 500 Index gained 26.92%. Despite Europe’s continuing debt woes, the FTSE Eurotop 100 Index advanced 13.17% for the period, while the broader-based MSCI Europe, Australasia, Far East (MSCI EAFE) Index rose 10.49%.

Emerging markets experienced a somewhat more challenging period. Most notably, China, an economic powerhouse in recent years, saw its economic growth slow during the period. However, the MSCI China Index still gained 10.34% for the period, while the broader-based MSCI Emerging Markets Index rose 10.28%.

On the fixed-income side, already-low interest rates declined further in many global regions during the 11-month period. In the U.S., the 10-year Treasury yield had fallen to 1.57% by the end of the period. Since bond prices move inversely to interest rates, declining yields helped push some bond indices higher. The Fund’s primary benchmark, the Barclays Capital U.S. Aggregate Index (the Index), gained 5.02% during the period.

Fund Performance

For the period from its inception on September 30, 2011 through August 31, 2012, the Eaton Vance Richard Bernstein All Asset Strategy Fund’s (the Fund) Class A shares at net asset value (NAV) had a total return of 11.20%, outperforming the Index.

With corporate earnings growth slowing worldwide, management took a somewhat defensive approach in regional investment allocation as well as sector weightings during the period. The

Fund’s substantial weighting in U.S. assets, in both the equity and fixed-income portions of the portfolio, contributed to the Fund’s performance. Although U.S. economic growth remained sluggish, management expected U.S. corporate earnings to be stronger than in other global regions, especially emerging markets. For the period, U.S. equities generally outperformed emerging markets and other developed markets, both in the Fund as well as in major global indices. Within the U.S., management focused on companies with predominantly domestic sales, as opposed to those with significant overseas revenues.

In the fixed-income portion of the portfolio, the Fund held a substantial weighting in U.S. Treasuries during the period. The weighting helped to reduce overall Fund volatility, since price movements in U.S. Treasuries have recently shown a low correlation with other asset classes. In addition, management lengthened the duration of the fixed-income portion of the Fund relative to the Index.

In equities, a sizable weighting in the health care sector contributed to Fund performance. Management’s investment approach emphasized the health care sector’s underlying profit fundamentals over the political issues tied to the sector.

In the consumer discretionary sector, a combination of the Fund’s investments in individual equities as well as exchange-traded funds (ETFs) produced a relatively large weighting that contributed to performance.

In the financials sector, management limited holdings to U.S. stocks seeking to minimize the financial sector risks in Europe and other parts of the world. In particular, holdings of U.S. regional and community-based commercial banks contributed to Fund results. In addition to financials, the Fund’s relatively low weightings in the materials and industrials sectors, both more sensitive to economic cycles, boosted performance.

During the period, management increased the Fund’s exposure to U.S. small-cap stocks in anticipation of a potentially improving profit cycle for smaller companies. The selection of U.S.-focused stocks and ETFs within the small-cap segment, including the community-based banks mentioned above, aided Fund performance. In addition, performance results benefited from the Fund’s relatively low weightings in both emerging markets and developed markets outside the U.S.

Overall, in a period of slowing global profit growth and changing market sentiment, management believes that the Fund’s all-asset, “go anywhere” strategy allowed it to make investment decisions that contributed to the Fund’s performance for the 11-month period ending August 31, 2012.

We thank you for your participation in the Fund.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Performance2,3

Portfolio Manager Richard Bernstein of Richard Bernstein Advisors LLC

% Cumulative Total Returns		Inception Date	Since Inception
Class A at NAV		9/30/2011	11.20%
Class A with 5.75% Maximum Sales Charge		—	4.80
Class C at NAV		9/30/2011	10.45
Class C with 1% Maximum Sales Charge		—	9.45
Class I at NAV		9/30/2011	11.42
Barclays Capital U.S. Aggregate Index		9/30/2011	5.02%
MSCI All Country World Index		9/30/2011	17.29

% Total Annual Operating Expense Ratios[4]	Class A	Class C	Class I
Gross	1.54%	2.29%	1.29%
Net	1.45	2.20	1.20

Growth of $250,000

This graph shows the change in value of a hypothetical investment of $250,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Fund Profile

Country Allocation (% of net assets)5

Top 10 Holdings (% of net assets)6

iShares S&P National AMT-Free Municipal Bond Fund[7]	4.8%
SPDR Barclays Capital High Yield Bond ETF	4.3
iShares iBoxx $ High Yield Corporate Bond Fund[7]	4.3
iShares iBoxx $ Investment Grade Corporate Bond Fund[7]	4.0
U.S. Treasury Note, 2.125%, 8/15/21	3.3
U.S. Treasury Note, 2.625%, 8/15/20	3.2
U.S. Treasury Note, 2.00%, 11/15/21	2.3
U.S. Treasury Note, 3.625%, 2/15/20	1.9
Consumer Discretionary Select Sector SPDR Fund	1.9
U.S. Treasury Note, 3.50%, 5/15/20	1.7

Total	31.7%

Asset Allocation (% of net assets)5

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Endnotes and Additional Disclosures

1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	MSCI All Country World Index is an unmanaged free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets.

MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI China Index is an unmanaged index designed to measure the performance of Chinese stocks. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI indices are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P 500 Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. FTSE Eurotop 100 Index is a tradable index designed to represent the performance of the 100 most highly capitalized blue-chip companies in Europe. The return for the FTSE Eurotop 100 Index is calculated in U.S. dollars. Barclays Capital U.S. Aggregate Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3	Cumulative Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Cumulative Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

4	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 12/31/12. Without the reimbursement, performance would have been lower.
5	The Fund may obtain exposure to certain market segments through investments in Exchange-Traded Funds (ETFs). For purposes of the charts, allocations with respect to the Fund’s investments in ETFs are based on the portfolio composition of each ETF as of the Fund’s report date.

6	Excludes cash and cash equivalents.

7

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. Neither BlackRock Institutional Trust Company, N.A. nor the iShares® Funds make any representations regarding the advisability of investing in an iShares fund.

Fund profile subject to change due to active management.

Important Notice to Shareholders

This notice serves as a clarification of the Fund’s investment policy with respect to the Fund’s ability to invest in currencies.

The Fund may buy or sell currencies for investment or hedging purposes. If the Fund were to invest in currencies, it would be done primarily through the buying or selling of forward foreign currency exchange contracts.

5

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 – August 31, 2012).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (3/1/12)	Ending Account Value (8/31/12)	Expenses Paid During Period* (3/1/12 – 8/31/12)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,029.70	$7.04	**	1.38%
Class C	$1,000.00	$1,027.00	$10.85	**	2.13%
Class I	$1,000.00	$1,031.60	$5.82	**	1.14%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.00	**	1.38%
Class C	$1,000.00	$1,014.40	$10.79	**	2.13%
Class I	$1,000.00	$1,019.40	$5.79	**	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 29, 2012. The expense ratios do not reflect the expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

6

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments

Common Stocks — 39.5%

Security	Shares	Value

Aerospace & Defense — 0.6%
Boeing Co. (The)	425	$30,345
Honeywell International, Inc.	709	41,441
Precision Castparts Corp.	387	62,338
Raytheon Co.	692	39,112
United Technologies Corp.	1,010	80,648

		$253,884

Automobiles — 0.6%
Ford Motor Co.	6,645	$62,064
Hyundai Motor Co.	354	75,391
Toyota Motor Corp.	3,500	139,178

		$276,633

Beverages — 1.2%
Asahi Group Holdings, Ltd.	3,300	$80,083
Coca-Cola Co. (The)	4,362	163,139
Diageo PLC	2,990	81,730
Kirin Holdings Co., Ltd.	5,000	62,504
PepsiCo, Inc.	1,842	133,416

		$520,872

Biotechnology — 1.0%
Amgen, Inc.	1,597	$134,020
Biogen Idec, Inc.(1)	500	73,295
Celgene Corp.(1)	1,002	72,184
Gilead Sciences, Inc.(1)	1,776	102,458
Isis Pharmaceuticals, Inc.(1)	6,005	81,728

		$463,685

Chemicals — 0.5%
Dow Chemical Co. (The)	2,681	$78,580
Monsanto Co.	1,067	92,947
Potash Corp. of Saskatchewan, Inc.	1,338	54,782

		$226,309

Commercial Banks — 2.8%
Associated Banc-Corp.	1,189	$15,410
Bank of the Ozarks, Inc.	1,884	60,476
City Holding Co.	1,560	53,227
Columbia Banking System, Inc.	3,179	56,713
Community Bank System, Inc.	2,106	59,052
F.N.B. Corp.	8,278	90,644

Security	Shares	Value

Commercial Banks (continued)
First Financial Bancorp	3,240	$52,747
First Financial Bankshares, Inc.	1,641	57,074
First Midwest Bancorp, Inc.	7,809	92,224
FirstMerit Corp.	1,244	19,518
Glacier Bancorp, Inc.	3,858	59,452
Huntington Bancshares, Inc.	2,399	15,833
MB Financial, Inc.	748	15,274
National Penn Bancshares, Inc.	9,269	82,494
Old National Bancorp	7,139	94,235
PacWest Bancorp	1,263	29,403
Park National Corp.	222	14,952
PrivateBancorp, Inc.	1,043	17,001
S&T Bancorp, Inc.	2,914	50,558
Susquehanna Bancshares, Inc.	5,770	60,643
Texas Capital Bancshares, Inc.(1)	851	39,163
UMB Financial Corp.	637	31,232
Umpqua Holdings Corp.	6,373	80,555
United Bankshares, Inc.	2,278	55,424
Wintrust Financial Corp.	1,982	74,147

		$1,277,451

Commercial Services & Supplies — 0.1%
Covanta Holding Corp.	885	$15,134
Tetra Tech, Inc.(1)	593	15,382
Waste Connections, Inc.	507	14,678

		$45,194

Communications Equipment — 0.3%
Cisco Systems, Inc.	3,592	$68,535
QUALCOMM, Inc.	1,374	84,446

		$152,981

Computers & Peripherals — 0.9%
Apple, Inc.	473	$314,659
EMC Corp.(1)	2,556	67,197
Hewlett-Packard Co.	2,535	42,791

		$424,647

Construction & Engineering — 0.2%
Dycom Industries, Inc.(1)	858	$12,458
EMCOR Group, Inc.	569	15,722
Granite Construction, Inc.	639	17,617
MasTec, Inc.(1)	1,037	18,915
Primoris Services Corp.	1,259	15,486

7	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services, Inc.(1)	660	$15,840
Tutor Perini Corp.(1)	1,310	13,899

		$109,937

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	4,140	$151,690
CenturyLink, Inc.	2,056	86,886
Telefonica SA	11,129	140,645
Verizon Communications, Inc.	2,468	105,976

		$485,197

Electric Utilities — 2.4%
American Electric Power Co., Inc.	3,381	$145,349
Duke Energy Corp.	1,963	127,163
Edison International	2,787	122,043
Entergy Corp.	1,387	94,427
Exelon Corp.	2,880	105,034
FirstEnergy Corp.	2,199	96,096
NextEra Energy, Inc.	1,473	99,148
PPL Corp.	2,832	83,062
Southern Co. (The)	2,399	108,747
Xcel Energy, Inc.	4,229	117,947

		$1,099,016

Electrical Equipment — 0.4%
Acuity Brands, Inc.	291	$18,671
AZZ, Inc.	564	17,913
Emerson Electric Co.	1,281	64,972
Encore Wire Corp.	589	16,680
Generac Holdings, Inc.	611	13,167
Global Power Equipment Group, Inc.	721	14,059
Hubbell, Inc., Class B	235	18,993

		$164,455

Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	5,521	$66,197

		$66,197

Energy Equipment & Services — 0.3%
Cameron International Corp.(1)	297	$16,249
Halliburton Co.	410	13,432
National Oilwell Varco, Inc.	279	21,985
Noble Corp.	512	19,528

Security	Shares	Value

Energy Equipment & Services (continued)
Schlumberger, Ltd.	421	$30,472
Weatherford International, Ltd.(1)	1,031	12,124

		$113,790

Food & Staples Retailing — 1.7%
Costco Wholesale Corp.	1,115	$109,125
CVS Caremark Corp.	3,024	137,743
Kroger Co. (The)	3,948	87,961
Sysco Corp.	3,059	92,688
Tesco PLC	13,157	70,265
Wal-Mart Stores, Inc.	1,612	117,031
Walgreen Co.	1,750	62,580
Whole Foods Market, Inc.	1,053	101,878

		$779,271

Food Products — 2.1%
Archer-Daniels-Midland Co.	3,766	$100,741
General Mills, Inc.	2,468	97,066
Green Mountain Coffee Roasters, Inc.(1)	5,102	124,030
H.J. Heinz Co.	1,715	95,560
Kellogg Co.	1,479	74,911
Kraft Foods, Inc., Class A	1,963	81,523
Mead Johnson Nutrition Co.	1,614	118,355
Nestle SA	4,125	256,260

		$948,446

Health Care Equipment & Supplies — 1.7%
Baxter International, Inc.	1,129	$66,250
Becton, Dickinson and Co.	1,157	87,909
Covidien PLC	1,278	71,632
Intuitive Surgical, Inc.(1)	150	73,768
Medtronic, Inc.	2,815	114,458
St. Jude Medical, Inc.	2,183	82,430
Stryker Corp.	1,615	86,015
Terumo Corp.	1,300	57,830
Zimmer Holdings, Inc.	1,721	106,323

		$746,615

Health Care Providers & Services — 2.4%
Aetna, Inc.	1,851	$71,097
AmerisourceBergen Corp.	2,299	88,557
Cardinal Health, Inc.	1,820	71,981
Cigna Corp.	1,867	85,452
Express Scripts Holding Co.(1)	2,140	134,007

8	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Health Care Providers & Services (continued)
HCA Holdings, Inc.	3,414	$97,470
Humana, Inc.	1,081	75,756
IPC The Hospitalist Co., Inc.(1)	1,647	72,781
McKesson Corp.	1,008	87,807
Triple-S Management Corp., Class B(1)	3,957	80,881
UnitedHealth Group, Inc.	2,112	114,682
WellPoint, Inc.	1,500	89,805

		$1,070,276

Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.	994	$88,953

		$88,953

Household Products — 1.1%
Colgate-Palmolive Co.	719	$76,437
Kimberly-Clark Corp.	1,352	113,027
Procter & Gamble Co.	3,056	205,333
Reckitt Benckiser Group PLC	1,538	86,978

		$481,775

Independent Power Producers & Energy Traders — 0.6%
Calpine Corp.(1)	5,430	$95,296
NRG Energy, Inc.	7,708	164,489

		$259,785

Industrial Conglomerates — 0.6%
3M Co.	899	$83,247
General Electric Co.	4,512	93,444
Tyco International, Ltd.	1,369	77,184

		$253,875

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(1)	370	$91,845

		$91,845

Internet Software & Services — 0.6%
eBay, Inc.(1)	921	$43,720
Google, Inc., Class A(1)	271	185,659
Yahoo! Inc.(1)	4,036	59,128

		$288,507

Security	Shares	Value

IT Services — 0.8%
Accenture PLC, Class A	1,081	$66,590
International Business Machines Corp.	580	113,013
MasterCard, Inc., Class A	202	85,426
Visa, Inc., Class A	254	32,575
Western Union Co.	3,709	65,315

		$362,919

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	2,626	$97,582
Thermo Fisher Scientific, Inc.	1,126	64,576

		$162,158

Machinery — 0.8%
American Railcar Industries, Inc.(1)	598	$17,067
Caterpillar, Inc.	886	75,602
Deere & Co.	796	59,788
Fanuc, Ltd.	400	65,724
FreightCar America, Inc.	683	12,239
Greenbrier Cos., Inc.(1)	1,021	14,753
Oshkosh Corp.(1)	774	19,613
RBC Bearings, Inc.(1)	388	17,844
Stanley Black & Decker, Inc.	489	32,166
Titan International, Inc.	679	14,178
Trimas Corp.(1)	767	16,491
Trinity Industries, Inc.	647	18,336
Wabash National Corp.(1)	2,437	16,304

		$380,105

Media — 1.2%
CBS Corp., Class B	1,510	$54,873
Comcast Corp., Class A	1,417	47,512
DIRECTV(1)	1,265	65,894
McGraw-Hill Cos., Inc. (The)	1,283	65,690
News Corp., Class A	2,282	53,376
Time Warner Cable, Inc.	455	40,413
Time Warner, Inc.	2,253	93,612
Viacom, Inc., Class B	1,479	73,965
Walt Disney Co. (The)	1,060	52,438

		$547,773

Metals & Mining — 0.9%
BHP Billiton, Ltd.	6,322	$209,337
Freeport-McMoRan Copper & Gold, Inc.	1,887	68,140

9	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Metals & Mining (continued)
Nucor Corp.	1,769	$66,603
Rio Tinto PLC	1,659	72,431

		$416,511

Multi-Utilities — 1.0%
Consolidated Edison, Inc.	1,651	$100,084
Dominion Resources, Inc.	2,064	108,319
PG&E Corp.	1,977	85,821
Public Service Enterprise Group, Inc.	2,556	80,923
Sempra Energy	1,434	94,931

		$470,078

Multiline Retail — 0.2%
Target Corp.	1,103	$70,691

		$70,691

Oil, Gas & Consumable Fuels — 1.7%
Anadarko Petroleum Corp.	278	$19,257
Apache Corp.	222	19,036
BG Group PLC	661	13,518
BP PLC	11,215	78,668
Canadian Natural Resources, Ltd.	433	13,173
Chevron Corp.	710	79,634
ConocoPhillips	369	20,955
Devon Energy Corp.	275	15,903
EOG Resources, Inc.	202	21,877
Exxon Mobil Corp.	2,296	200,441
Hess Corp.	239	12,077
Husky Energy, Inc.	584	15,445
Marathon Oil Corp.	651	18,111
Marathon Petroleum Corp.	474	24,529
Noble Energy, Inc.	196	17,228
Occidental Petroleum Corp.	283	24,058
Peabody Energy Corp.	1,858	40,188
Phillips 66	184	7,728
Plains Exploration & Production Co.(1)	556	21,862
Spectra Energy Corp.	788	22,269
Suncor Energy, Inc.	1,476	46,133
Total SA	292	14,558
Valero Energy Corp.	734	22,945
Williams Cos., Inc.	521	16,813

		$786,406

Security	Shares	Value

Personal Products — 0.4%
Estee Lauder Cos., Inc. (The), Class A	1,808	$108,389
Kao Corp.	2,500	75,674

		$184,063

Pharmaceuticals — 3.9%
Abbott Laboratories	1,384	$90,707
Allergan, Inc.	956	82,340
Astellas Pharma, Inc.	1,700	83,243
AstraZeneca PLC	2,043	95,565
Bristol-Myers Squibb Co.	1,967	64,931
Daiichi Sankyo Co., Ltd.	3,400	56,303
Eisai Co., Ltd.	1,600	73,208
Eli Lilly & Co.	2,500	112,275
GlaxoSmithKline PLC	5,524	125,208
Johnson & Johnson	2,638	177,880
Merck & Co., Inc.	2,635	113,437
Novartis AG	2,991	176,381
Novo Nordisk A/S, Class B	280	43,990
Pfizer, Inc.	6,092	145,355
Roche Holding AG PC	358	65,082
Sanofi	1,224	100,123
Takeda Pharmaceutical Co., Ltd.	1,600	75,222
Teva Pharmaceutical Industries, Ltd.	2,000	79,279

		$1,760,529

Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.	779	$54,842

		$54,842

Road & Rail — 0.1%
Union Pacific Corp.	352	$42,747

		$42,747

Semiconductors & Semiconductor Equipment — 0.3%
Intel Corp.	2,557	$63,490
Texas Instruments, Inc.	2,110	61,275

		$124,765

Software — 0.8%
Activision Blizzard, Inc.	4,824	$56,730
Adobe Systems, Inc.(1)	2,437	76,205
CA, Inc.	2,694	70,125

10	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Shares	Value

Software (continued)
Microsoft Corp.	3,420	$105,405
Oracle Corp.	2,222	70,326

		$378,791

Specialty Retail — 0.2%
Home Depot, Inc. (The)	940	$53,345
Lowe’s Companies, Inc.	1,201	34,204

		$87,549

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	708	$68,931

		$68,931

Thrifts & Mortgage Finance — 0.6%
Brookline Bancorp, Inc.	10,143	$86,114
Northwest Bancshares, Inc.	6,875	83,050
Oritani Financial Corp.	3,662	53,575
Provident Financial Services, Inc.	1,835	28,333

		$251,072

Tobacco — 1.5%
Altria Group, Inc.	2,593	$88,058
British American Tobacco PLC	2,125	111,369
Imperial Tobacco Group PLC	1,712	66,794
Japan Tobacco, Inc.	2,200	66,707
Lorillard, Inc.	893	112,080
Philip Morris International, Inc.	1,729	154,400
Reynolds American, Inc.	2,015	92,891

		$692,299

Trading Companies & Distributors — 0.1%
Mitsubishi Corp.	3,000	$55,548

		$55,548

Wireless Telecommunication Services — 0.5%
China Mobile, Ltd.	8,500	$90,982
Crown Castle International Corp.(1)	947	60,097
Vodafone Group PLC	25,744	74,244

		$225,323

Total Common Stocks (identified cost $15,961,190)		$17,812,696

U.S. Treasury Obligations — 33.7%

Security	Principal Amount (000’s omitted)	Value

U.S. Treasury Bond:
3.50%, 2/15/39	$81	$95,588
3.75%, 8/15/41	111	137,055
3.875%, 8/15/40	110	138,325
4.25%, 5/15/39	71	95,118
4.25%, 11/15/40	106	142,127
4.375%, 2/15/38	70	94,913
4.375%, 11/15/39	102	138,081
4.375%, 5/15/40	103	140,128
4.375%, 5/15/41	106	145,037
4.50%, 2/15/36	69	94,483
4.50%, 5/15/38	69	94,826
4.50%, 8/15/39	69	94,925
4.625%, 2/15/40	166	233,818
4.75%, 2/15/37	67	94,551
4.75%, 2/15/41	97	139,786
5.00%, 5/15/37	64	94,324
7.875%, 2/15/21	213	326,681
8.125%, 5/15/21	209	326,638
8.125%, 8/15/21	207	327,060
8.75%, 5/15/20	207	324,224
8.75%, 8/15/20	205	324,725

		$3,602,413

U.S. Treasury Note:
0.50%, 5/31/13	$48	$48,322
0.625%, 7/15/14	48	48,457
0.75%, 3/31/13	48	48,169
0.75%, 12/15/13	48	48,239
0.75%, 6/15/14	48	48,353
1.00%, 7/15/13	48	48,043
1.00%, 5/15/14	48	48,230
1.00%, 8/31/16	26	26,996
1.25%, 2/15/14	47	48,113
1.25%, 9/30/15	26	26,647
1.50%, 6/30/16	26	26,870
1.50%, 8/31/18	26	27,483
1.75%, 3/31/14	47	47,926
1.75%, 7/31/15	107	111,514
1.75%, 5/15/22	285	291,420
1.875%, 6/30/15	25	26,437
2.00%, 1/31/16	25	26,614
2.00%, 11/15/21	995	1,044,493
2.125%, 5/31/15	25	26,367
2.125%, 2/29/16	25	26,643

11	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

2.125%, 8/15/21	$1,386	$1,474,138
2.375%, 8/31/14	71	73,815
2.375%, 9/30/14	25	26,115
2.375%, 10/31/14	25	26,147
2.375%, 7/31/17	25	26,941
2.375%, 5/31/18	25	27,176
2.50%, 4/30/15	25	26,269
2.625%, 7/31/14	71	73,717
2.625%, 12/31/14	25	26,176
2.625%, 4/30/16	65	70,415
2.625%, 1/31/18	59	65,094
2.625%, 8/15/20	1,290	1,431,376
2.625%, 11/15/20	489	542,144
2.75%, 11/30/16	86	94,210
2.75%, 5/31/17	104	114,149
2.75%, 12/31/17	24	26,946
2.75%, 2/28/18	24	26,994
2.75%, 2/15/19	298	333,304
2.875%, 3/31/18	24	27,068
3.125%, 10/31/16	88	97,451
3.125%, 4/30/17	100	111,524
3.125%, 5/15/19	291	333,152
3.125%, 5/15/21	550	631,782
3.25%, 6/30/16	24	26,482
3.25%, 7/31/16	54	60,392
3.25%, 12/31/16	24	26,613
3.375%, 11/15/19	286	333,388
3.50%, 5/31/13	46	47,030
3.50%, 5/15/20	664	780,248
3.625%, 8/15/19	392	462,464
3.625%, 2/15/20	742	878,349
3.625%, 2/15/21	594	706,700
3.75%, 11/15/18	280	330,075
4.00%, 2/15/15	24	25,861
4.25%, 11/15/14	24	25,777
4.25%, 8/15/15	23	25,992
4.50%, 2/15/16	23	26,156
4.50%, 5/15/17	22	26,497
5.125%, 5/15/16	22	26,057

		$11,589,520

Total U.S. Treasury Obligations (identified cost $14,742,961)		$15,191,933

Exchange-Traded Funds(2) — 19.9%

Security	Shares	Value

Equity Funds — 2.6%
Consumer Discretionary Select Sector SPDR Fund	18,708	$852,149
Vanguard Extended Market ETF	5,681	330,066

		$1,182,215

Corporate Bond Funds — 12.5%
iShares iBoxx $ High Yield Corporate Bond Fund	20,836	$1,923,788
iShares iBoxx $ Investment Grade Corporate Bond Fund	14,843	1,793,480
SPDR Barclays Capital High Yield Bond ETF	47,938	1,924,231

		$5,641,499

Municipal Bond Funds — 4.8%
iShares S&P National AMT-Free Municipal Bond Fund	19,239	$2,147,650

		$2,147,650

Total Exchange-Traded Funds (identified cost $8,470,355)		$8,971,364

Short-Term Investments — 6.1%

Description	Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(3)	$2,751	$2,751,339

Total Short-Term Investments (identified cost $2,751,339)		$2,751,339

Total Investments — 99.2% (identified cost $41,925,845)		$44,727,332

Other Assets, Less Liabilities — 0.8%		$380,063

Net Assets — 100.0%		$45,107,395

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PC	–	Participation Certificate

(1)	Non-income producing security.

(2)

The Fund is permitted to invest in certain Exchange-Traded Funds (ETFs) in excess of the limits set forth in the 1940 Act in reliance upon exemptive relief provided to the ETFs by the Securities and Exchange Commission and meeting certain conditions set forth in the exemptive orders.

(3)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of August 31, 2012.

12	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Statement of Assets and Liabilities

Assets	August 31, 2012
Unaffiliated investments, at value (identified cost, $39,174,506)	$41,975,993
Affiliated investment, at value (identified cost, $2,751,339)	2,751,339
Foreign currency, at value (identified cost, $2,143)	2,200
Dividends receivable	45,088
Interest receivable	69,637
Interest receivable from affiliated investment	175
Receivable for Fund shares sold	314,582
Tax reclaims receivable	3,743
Receivable from affiliates	7,073
Total assets	$45,169,830

Liabilities
Payable for Fund shares redeemed	$3,340
Payable to affiliates:
Investment adviser and administration fee	32,579
Distribution and service fees	3,139
Accrued expenses	23,377
Total liabilities	$62,435
Net Assets	$45,107,395

Sources of Net Assets
Paid-in capital	$41,773,095
Accumulated net realized gain	210,432
Accumulated undistributed net investment income	322,386
Net unrealized appreciation	2,801,482
Total	$45,107,395

Class A Shares
Net Assets	$5,007,061
Shares Outstanding	451,724
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.08
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.76

Class C Shares
Net Assets	$3,062,317
Shares Outstanding	277,914
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.02

Class I Shares
Net Assets	$37,038,017
Shares Outstanding	3,335,558
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.10

On	sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

13	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Statement of Operations

Investment Income	Period Ended August 31, 2012(1)
Dividends (net of foreign taxes, $6,767)	$618,188
Interest	166,077
Interest allocated from affiliated investment	1,720
Expenses allocated from affiliated investment	(264)
Total investment income	$785,721

Expenses
Investment adviser and administration fee	$268,981
Distribution and service fees
Class A	3,772
Class C	9,433
Trustees’ fees and expenses	1,849
Custodian fee	45,185
Transfer and dividend disbursing agent fees	6,511
Legal and accounting services	50,157
Printing and postage	14,679
Registration fees	93,489
Miscellaneous	23,744
Total expenses	$517,800
Deduct —
Reduction of custodian fee	$4
Allocation of expenses to affiliates	165,634
Total expense reductions	$165,638

Net expenses	$352,162

Net investment income	$433,559

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$183,915
Investment transactions allocated from affiliated investment	37
Financial futures contracts	17,435
Foreign currency transactions	(4,537)
Net realized gain	$196,850
Change in unrealized appreciation (depreciation) —
Investments	$2,801,487
Foreign currency	(5)
Net change in unrealized appreciation (depreciation)	$2,801,482

Net realized and unrealized gain	$2,998,332

Net increase in net assets from operations	$3,431,891

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

14	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended August 31, 2012(1)
From operations —
Net investment income	$433,559
Net realized gain from investment transactions, financial futures contracts and foreign currency transactions	196,850
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,801,482
Net increase in net assets from operations	$3,431,891
Distributions to shareholders —
From net investment income
Class A	$(4,379)
Class C	(937)
Class I	(107,678)
Total distributions to shareholders	$(112,994)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,312,142
Class C	3,053,692
Class I	34,036,512
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,306
Class C	801
Class I	8,381
Cost of shares redeemed
Class A	(467,243)
Class C	(81,182)
Class I	(78,911)
Net increase in net assets from Fund share transactions	$41,788,498

Net increase in net assets	$45,107,395

Net Assets
At beginning of period	$—
At end of period	$45,107,395

Accumulated undistributed net investment income included in net assets
At end of period	$322,386

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

15	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Financial Highlights

	Class A
	Period Ended August 31, 2012(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.112
Net realized and unrealized gain	1.005

Total income from operations	$1.117

Less Distributions
From net investment income	$(0.037)

Total distributions	$(0.037)

Net asset value — End of period	$11.080

Total Return(3)	11.20	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,007
Ratios (as a percentage of average daily net assets):
Expenses	1.38	%(5)(6)(7)(8)
Net investment income	1.12	%(7)
Portfolio Turnover	16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

Excludes expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds (equal to 0.07% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012).

(7)	Annualized.

(8)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.55% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012). Absent this subsidy, total return would have been lower.

16	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Financial Highlights — continued

	Class C
	Period Ended August 31, 2012(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.035
Net realized and unrealized gain	1.009

Total income from operations	$1.044

Less Distributions
From net investment income	$(0.024)

Total distributions	$(0.024)

Net asset value — End of period	$11.020

Total Return(3)	10.45	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,062
Ratios (as a percentage of average daily net assets):
Expenses	2.13	%(5)(6)(7)(8)
Net investment income	0.36	%(7)
Portfolio Turnover	16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

Excludes expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds (equal to 0.07% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012).

(7)	Annualized.

(8)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.55% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012). Absent this subsidy, total return would have been lower.

17	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Financial Highlights — continued

	Class I
	Period Ended August 31, 2012(1)
Net asset value — Beginning of period	$10.000

Income (Loss) From Operations
Net investment income(2)	$0.147
Net realized and unrealized gain	0.992

Total income from operations	$1.139

Less Distributions
From net investment income	$(0.039)

Total distributions	$(0.039)

Net asset value — End of period	$11.100

Total Return(3)	11.42	%(4)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,038
Ratios (as a percentage of average daily net assets):
Expenses	1.13	%(5)(6)(7)(8)
Net investment income	1.50	%(7)
Portfolio Turnover	16	%(4)

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

Excludes expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies, including Exchange-Traded Funds (equal to 0.07% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012).

(7)	Annualized.

(8)

The investment adviser, sub-adviser and administrator subsidized certain operating expenses (equal to 0.55% of average daily net assets for the period from the start of business, September 30, 2011, to August 31, 2012). Absent this subsidy, total return would have been lower.

18	See Notes to Financial Statements.

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Richard Bernstein All Asset Strategy Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on September 30, 2011. The Fund’s investment objective is total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

19

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of August 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

In addition to the direct expenses borne by the Fund, investing in shares of other investment companies, including Exchange-Traded Funds, subjects the Fund to a pro rata portion of their fees and expenses, which are borne indirectly by the Fund.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

20

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

The tax character of distributions declared for the period ended August 31, 2012 was as follows:

Period Ended August 31, 2012

Distributions declared from:
Ordinary income	$112,994

During the period ended August 31, 2012, accumulated net realized gain was increased by $13,582, accumulated undistributed net investment income was increased by $1,821 and paid-in capital was decreased by $15,403 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from other investment companies and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of August 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$512,012
Undistributed long-term capital gains	$19,506
Net unrealized appreciation	$2,802,782

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to investments in partnerships and tax treatment of short-term capital gains.

3  Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period ended August 31, 2012, the investment adviser and administration fee amounted to $268,981 or 0.90% (annualized) of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Richard Bernstein Advisors LLC (RBA). EVM pays RBA a portion of its advisory and administration fee for sub-advisory services provided to the Fund.

EVM and RBA have agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (including expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies) exceed 1.45%, 2.20% and 1.20% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively, through December 31, 2012. Thereafter, the reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and RBA were allocated $165,634 in total of the Fund’s operating expenses for the period ended August 31, 2012.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended August 31, 2012, EVM earned $213 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $12,591 as its portion of the sales charge on sales of Class A shares for the period ended August 31, 2012. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser and administration fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended August 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended August 31, 2012 amounted to $3,772 for Class A shares.

21

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period ended August 31, 2012, the Fund paid or accrued to EVD $7,079 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period ended August 31, 2012 amounted to $2,354 for Class C shares.

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period ended August 31, 2012, the Fund was informed that EVD received less than $100 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the period ended August 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$29,483,036	$5,235,330
U.S. Government and Agency Securities	14,883,499	—

	$44,366,535	$5,235,330

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended August 31, 2012(1)

Sales	494,884
Issued to shareholders electing to receive payments of distributions in Fund shares	414
Redemptions	(43,574)

Net increase	451,724

Class C	Period Ended August 31, 2012(1)

Sales	285,297
Issued to shareholders electing to receive payments of distributions in Fund shares	77
Redemptions	(7,460)

Net increase	277,914

22

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

Class I	Period Ended August 31, 2012(1)

Sales	3,342,026
Issued to shareholders electing to receive payments of distributions in Fund shares	807
Redemptions	(7,275)

Net increase	3,335,558

(1)	For the period from the start of business, September 30, 2011, to August 31, 2012.

At August 31, 2012, EVM owned 61.5% of the value of the outstanding shares of the Fund.

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at August 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$41,924,545

Gross unrealized appreciation	$3,010,690
Gross unrealized depreciation	(207,903)

Net unrealized appreciation	$2,802,787

9  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At August 31, 2012, there were no obligations outstanding under these financial instruments.

During the period ended August 31, 2012, the Fund entered into equity index futures contracts to enhance return and as a substitution for the purchase of securities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the period ended August 31, 2012 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts	$17,435	(1)	$—

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

The average notional amount of future contracts outstanding during the period ended August 31, 2012, which is indicative of the volume of this derivative type, was approximately $171,000.

23

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Notes to Financial Statements — continued

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At August 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2		Level 3	Total

Common Stocks
Consumer Discretionary	$1,017,806	$214,569		$—	$1,232,375
Consumer Staples	2,648,362	958,364		—	3,606,726
Energy	793,452	106,744		—	900,196
Financials	1,583,365	—		—	1,583,365
Health Care	3,171,829	1,031,434		—	4,203,263
Industrials	1,184,473	121,272		—	1,305,745
Information Technology	1,798,807	—		—	1,798,807
Materials	361,052	281,768		—	642,820
Telecommunication Services	404,649	305,871		—	710,520
Utilities	1,828,879	—		—	1,828,879

Total Common Stocks	$14,792,674	$3,020,022	*	$—	$17,812,696

U.S. Treasury Obligations	$—	$15,191,933		$—	$15,191,933
Exchange-Traded Funds	8,971,364	—		—	8,971,364
Short-Term Investments	—	2,751,339		—	2,751,339

Total Investments	$23,764,038	$20,963,294		$—	$44,727,332

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

24

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Growth Trust and Shareholders of Eaton Vance Richard Bernstein All Asset Strategy Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Richard Bernstein All Asset Strategy Fund (the “Fund”) (one of the funds constituting Eaton Vance Growth Trust), including the portfolio of investments, as of August 31, 2012, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, September 30, 2011, to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Richard Bernstein All Asset Strategy Fund as of August 31, 2012, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, September 30, 2011, to August 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 18, 2012

25

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  The Fund designates approximately $613,693, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2012 ordinary income dividends, 36.25% qualifies for the corporate dividends received deduction.

26

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Growth Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 186 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	Since 2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 186 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Scott E. Eston 1956	Trustee	Since 2011

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Trustee	Since 2007

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Trustee	Since 2003

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Trustee	Since 2003

Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).

Directorships in the Last Five Years.(1) None.

27

Eaton Vance

Richard Bernstein All Asset Strategy Fund

August 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998

Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.

Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Trustee	Since 2011

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees

Name and Year of Birth	Position(s) with the Trust	Length of Service	Principal Occupation(s) During Past Five Years

Duncan W. Richardson 1957	President	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

28

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

29

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Investment Sub-Adviser

Richard Bernstein Advisors LLC

520 Madison Avenue, 28th Floor

New York, NY 10022

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

5669-10/12	RBAARSRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Asian Small Companies Fund, Eaton Vance Greater China Growth Fund, Eaton Vance Multi-Cap Growth Fund, Eaton Vance Richard Bernstein All Asset Strategy Fund, Eaton Vance Richard Bernstein Equity Strategy Fund, and Eaton Vance Worldwide Health Sciences Fund (the “Fund(s)”) are series of Eaton Vance Growth Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 16 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

The following tables present the aggregate fees billed to each Fund for the Fund’s fiscal years ended August 31, 2011 and August 31, 2012 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by D&T during those periods.

Eaton Vance Asian Small Companies Fund

Fiscal Years Ended	8/31/11	8/31/12
Audit Fees	$11,425	$12,200
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,250	$7,400
All Other Fees(3)	$1,200	$1,240

Total	$19,875	$20,840

Eaton Vance Greater China Growth Fund

Fiscal Years Ended	8/31/11	8/31/12
Audit Fees	$13,935	$56,860
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,250	$7,090
All Other Fees(3)	$1,200	$930

Total	$21,385	$64,880

Eaton Vance Multi-Cap Growth Fund

Fiscal Years Ended	8/31/11	8/31/12
Audit Fees	$24,220	$39,040
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,230	$14,000
All Other Fees(3)	$1,200	$930

Total	$35,650	$53,970

Eaton Vance Richard Bernstein All Asset Strategy Fund*

Fiscal Years Ended	8/31/12
Audit Fees	$31,550
Audit-Related Fees(1)	$0
Tax Fees(2)	$8,000
All Other Fees(3)	$7,940

Total	$47,490

*	Fund commenced operations on September 30, 2011.

Eaton Vance Richard Bernstein Equity Strategy Fund

Fiscal Years Ended	8/31/11	8/31/12
Audit Fees	$33,550	$35,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,000	$8,200
All Other Fees(3)	$1,200	$1,240

Total	$42,750	$44,720

Eaton Vance Worldwide Health Sciences Fund

Fiscal Years Ended	8/31/11	8/31/12
Audit Fees	$25,230	$26,300
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,230	$10,480
All Other Fees(3)	$1,200	$1,240

Total	$36,660	$38,020

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (July 31, August 31, September 30, or February 28/29)*. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	9/30/10	8/31/11	9/30/11	2/29/12	8/31/12
Audit Fees	$21,460	$108,360	$21,650	$33,100	$201,230
Audit-Related Fees(1)	$0	$0	$0	$0	$0
Tax Fees(2)	$13,540	$41,960	$13,680	$16,000	$55,170
All Other Fees(3)	$2,800	$6,000	$600	$600	$13,520

Total	$37,800	$156,320	$35,930	$49,700	$269,920

*	Series of the Trust with fiscal years ending February 28/29 and July 31commenced operations on March 7, 2011 and August 29, 2012, respectively.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization by D&T for the last 2 fiscal years of each Series.*

Fiscal Years Ended	9/30/10	8/31/11	9/30/11	2/29/12	8/31/12
Registrant(1)	$16,340	$47,960	$14,280	$16,600	$68,690
Eaton Vance(2)	$278,901	$224,191	$226,431	$414,561	$606,619

*	Series of the Trust with fiscal years ending February 28/29 and July 31 commenced operations on March 7, 2011 and August 29, 2012, respectively.
(1)	Includes all of the Series of the Trust.
(2)

During the fiscal years reported above, certain of the Funds was a “feeder” fund in a “master-feeder” fund structure. Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	October 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 15, 2012

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	October 15, 2012